UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

Kellanova

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Kellanova (the “Company”) with a definitive proxy statement related to a proposed transaction with Mars, Incorporated (“Parent”), in which Merger Sub 10VB8, LLC, a Delaware limited liability company (“Merger Sub”) will merge with and into the Company, with the Company continuing as the surviving corporation, such that following the merger, the Company will be a wholly-owned direct or indirect subsidiary of Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”) (collectively, the “Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 13, 2024 (the “Merger Agreement”), by and among the Company, Merger Sub, Acquiror and, solely for the limited purposes specified in the Merger Agreement, Parent.

This Schedule 14A filing consists of the following documents relating to the Transaction:

1.	Questions and Answers provided to Company employees and posted to the Company’s website, futureofsnacking.com (the “Transaction Website”), on August 14, 2024.

2.	An email from the Company’s CEO provided to employees on August 14, 2024.

3.	An email from the CEO and Global President of Parent provided to the Company’s employees on August 14, 2024.

4.	A message from the Company provided to all global employees on August 14, 2024.

5.	An employee news post provided to employees on August 14, 2024.

6.	An infographic made available on the Transaction Website on August 14, 2024.

7.	A timeline infographic made available on the Transaction Website on August 14, 2024.

8.	A notification letter provided by the Company to retirees on August 14, 2024.

9.	An internal Viva Engage post provided to employees on August 14, 2024.

10.	The contents of the Transaction Website, which were made available on August 14, 2024.

11.	A transcript of the video from the Company’s CEO and Parent’s CEO provided to employees on August 14, 2024.

12.	An email from the Company’s CEO provided to certain employees in leadership positions on August 14, 2024.

13.	An email from the Company provided to certain employees in management positions on August 14, 2024.

14.	A communications guide for managers of the Company provided on August 14, 2024.

15.	Global Town Hall slides from the presentation provided to employees on August 14, 2024.

16.	A transcript of the interview among the Company’s CEO, the Parent’s CEO and Sara Eilsen, which originally aired on CNBC on August 14, 2024.

17.	A transcript of the Global Town Hall presentation provided to employees on August 14, 2024.

*   *   *

Mars to Acquire Kellanova

Frequently Asked Questions

1.	What did Kellanova and Mars announce today?

•	On August 14, Mars and Kellanova announced that they entered into a definitive agreement under which Mars has agreed to acquire Kellanova.

•	The transaction would unite two iconic businesses with complementary categories, markets and portfolios of differentiated and beloved brands.

•	The combination would bring together world-class talent with leading brand-building experience to further develop a sustainable snacking business that is fit for the future.

•	With compelling cultural and strategic fit, the combined company would provide Kellanova’s brands with dedicated investment and resources that will help them grow for future generations.

2.	What was the sale price? What was the premium?

•	Mars has agreed to acquire Kellanova for $83.50 per share in cash, for a total consideration of $35.9 billion.

•

The transaction price represents a premium of approximately 44% to Kellanova’s unaffected 30-trading day volume weighted average price and a premium of approximately 33% to Kellanova’s unaffected 52 week high as of August 2, 2024.

•	The total consideration represents an acquisition multiple of 16.4x LTM adjusted EBITDA as of June 30, 2024.

3.	Why is Kellanova merging with Mars?

•

Kellanova has been on a transformation journey to become the world’s best snacks-led company, and this opportunity to join Mars enables us to accelerate the realization of our full potential and our vision.

•	The transaction would unite two iconic businesses with complementary categories, markets, and portfolios of differentiated and beloved brands.

•	The combination would bring together world-class talent with leading brand-building experience to further develop a sustainable business that is fit for the future.

•	With compelling cultural and strategic fit, the combined company would provide Kellanova’s brands with dedicated investment and resources that will help them grow for future generations.

4.	As a shareowner, what happens to my current shares of Kellanova upon closing of this transaction?

•	At closing, all Kellanova shareowners will receive $83.50 per share for each share of Kellanova stock they own.

5.	How do the Mars and Kellanova geographic footprints compare?

•	Mars and Kellanova have largely complementary geographic operations.

•

Geographically, this deal will expand our combined presence in places like Africa and China, creating the #1 route-to-market in snacking, as well as leapfrog Mars to the #1 position with the acquisition of complementary products and with improved profitability in key Latin American markets.

6.	What is the manufacturing overlap between Kellanova and Mars?

•

Kellanova and Mars have largely complementary manufacturing and operations, given Kellanova’s geographic presence and expertise in snacking while Mars has a legacy and expertise in chocolate and confections, chewing gum, and food.

•

Geographically, this deal will expand our combined presence in places like Africa and China, creating the #1 route-to-market in snacking, as well as leapfrog Mars to the #1 position with the acquisition of complementary products and with improved profitability in key Latin American markets.

•	We look forward to leveraging best practices from both businesses upon closing.

7.	Will any of Kellanova’s products be changing as a result of this announcement?

•	Consumers will continue to enjoy the Kellanova brands they know and love, and those brands will build on their legacies to meet evolving snacking needs.

•	In addition, the companies remain independent until closing and it will be business as usual until then.

8.	Will Mars keep all of the Kellanova brands?

•	Kellanova’s iconic brands and their strong legacies are part of what made Kellanova so attractive to Mars.

•	Mars has no plans at this time to sunset any Kellanova brands.

9.	Will Mars keep Kellanova’s brand names on products going forward (i.e., Kellogg’s, Pringles, Cheez-It)?

•	Yes. Mars intends to honor the heritage and innovation behind Kellanova’s incredible brands while combining our respective strengths to deliver more choice and innovation to consumers and customers.

•	Consumers will continue to enjoy the Kellanova brands they know and love, and those brands will build on their legacies to meet evolving snacking needs.

•

Mars has a strong track record of growing hugely successful global brands – with 15 brands each having surpassed $1 billion in annual sales – and will provide Kellanova’s brands with additional investment and resources that will help them grow for future generations.

10.	How has Kellanova built a more growth-orientated portfolio?

•	Kellanova has built a focused, growth-oriented, profitable business, with 80% of our net sales are in growth-advantaged categories (snacks) and markets (emerging markets).

•

We have continually explored opportunities to capitalize on consumer and market trends to transform our portfolio and create a leader in global snacking, international cereal and noodles, and North American frozen foods. Strategic actions to achieve this have included:

•	The acquisitions of Pringles (2012) and RXBAR (2017);

•	The divestiture of the Keebler business (2019); and

•	The spin-off of the North American cereal business (2023).

•	As a result of these strategic actions, Kellanova’s profit margins are growing and continue to improve.

•	We’ve also made tough decisions to effectively execute productivity initiatives, including:

•	Exiting the Direct Store Delivery migrated process to shared services;

•	Extracting stranded costs after our divestiture and spin-off;

•	Boosting automation and digitization of our supply chain; and

•	Commencing optimization of our manufacturing network.

•	We’ve also invested in and advanced our capabilities in Revenue Growth Management, Kellogg Work Systems, Data & Analysis, and the digitization of supply chain and marketing.

•

In addition, Mars and Kellanova are values-based and purpose-led organizations that have a similar culture of respect, integrity, and passion for our foods and brands, as well as strong reputations as leaders in the snacking industry.

11.	Post close, how does Mars intend to run the combined business?

•	After closing, the plan is to bring Kellanova fully into Mars Snacking and combine our businesses.

•	Andrew Clarke, Global President of Mars Snacking, will lead the combined business.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

12.	Post close, where will the combined business be run from?

•	Mars Snacking remains headquartered in Chicago. The company has always had a large Chicagoland presence – Wrigley started in Chicago in 1891 and Mars has been in the city for almost 100 years.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

13.	Post close, what will happen to the Kellanova name?

•	After closing, all of Kellanova will be fully combined with Mars Snacking and will no longer be known as Kellanova.

14.	What will happen to Kellanova’s Battle Creek headquarters? Will the combined company maintain a presence in Battle Creek?

•	After closing, Battle Creek, MI, will remain a core location for the combined organization.

•

As a company with a long history and deep roots into the communities in which they operate, Mars understands and appreciates the special role Battle Creek plays in the Kellanova culture, as well as the highly complementary category expertise that Kellanova talent brings.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	Mars’s long-term goal is to grow all aspects of the business.

15.	What will happen to Kellanova’s Chicago headquarters? Will the combined company maintain a presence in Chicago?

•	Mars Snacking remains headquartered in Chicago. The company has always had a large Chicagoland presence – Wrigley started in Chicago in 1891 and Mars has been in the city for almost 100 years.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

16.	Will Mars honor Kellanova’s union contracts?

•

Yes. All of the collective bargaining agreements covering the union-represented facilities will remain in place and there will be no change to those bargaining relationships in connection with the transaction.

•

Mars fully respects employees’ rights to be represented by labor organizations and looks forward to developing productive relationships with each of the organizations representing Kellanova’s employees.

17.	What will happen to Kellanova’s Better Days Promise between signing and close? Once the transaction closes?

•

Kellanova has been a leader in advancing sustainable and equitable access to food globally, already achieving Better Days for 3 billion people towards our goal of creating Better Days for 4 billion people by the end of 2030.

•

Between signing and closing, Kellanova will continue to make progress against our goals to advance sustainable and equitable access to food by addressing the intersection of wellbeing, hunger, sustainability and equity, diversity and inclusion.

•	Upon close, Kellanova would become part of the Mars Net Zero commitment and align with the Mars Responsible Marketing code.

18.	How will this affect Kellanova’s community commitments in all communities where it operates?

•	We see this as a positive for all stakeholders.

•	Mars and Kellanova share a strong focus on delivering sustainable growth that benefits their people, communities, customers, and suppliers.

•	After closing, the combined company will continue to play an active role in the communities in which it operates.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

19.	How will this affect Kellanova’s customer / supplier / partner relationships?

•	We see this as a positive for all stakeholders.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our customers, suppliers, partners, and other stakeholders updated as the integration progresses.

20.	What are the next steps in the transaction? When is the transaction expected to close?

•	The agreement has been unanimously approved by the Board of Directors of Kellanova.

•	The transaction is subject to Kellanova shareholder approval and other customary closing conditions, including regulatory approvals, and is anticipated to close within the first half of 2025.

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January  12, 2024, February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

CEO Email with Video Message

From: Steve Cahillane

To: Global employees

For Emailing: 08/14/24 at 7:01 am

Subj: Important company update

Today we are announcing big news. We are continuing our journey to unleash Kellanova’s potential, and Kellanova will be acquired by Mars in a combination that will shape the future of snacking.

I want to tell you more about it, and I know you want to hear more about how this came to be, why this is the right move for us, and the opportunities that now lie ahead. Please join me for Global Town Halls today at 10:00 am ET and 7:00 pm ET. Poul Weihrauch, CEO and Office of the President of Mars, Incorporated, will also be joining me today for a fireside chat at 5:00 pm ET. Those invitations to follow.

In the meantime, please watch this video message and read the press release for more detail.

I know this news will elicit a range of emotions and affect each of you differently. I ask that you do what we do at Kellanova, be kind and supportive of one another. As we work to combine these two great companies, it will be business as usual for us both until closing, which is expected within the first half of 2025.

I look forward to connecting with you soon.

Steve

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024,  February  22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Kellanova Team,

On behalf of everyone at Mars, Incorporated we wanted to write you to share how excited we are to have the Kellanova team join our company. We have long admired Kellanova and the incredible legacy you have built. Your hard work and dedication has solidified Kellanova as a snacking leader with iconic brands and a remarkable global presence, and we deeply respect your commitment to quality manufacturing and making delicious snacks people all over the world enjoy. Your innovation and marketing are world-class, and we admire your ability to adapt and meet evolving taste preferences in the markets where you operate.

We believe there are many reasons that make Mars a natural home for Kellanova. We each have 100-year-plus storied histories and beloved brands with complementary portfolios and geographic footprints. Both businesses are performing well and have had success over many decades. But beyond our business results, we both have incredible people at the heart of our businesses, and they are what drive our cultures and the values that make our two companies successful. We also share a deep commitment to making a positive impact on society and helping make a difference to both people and the planet. Together, we have a real opportunity to help both our businesses achieve their full potential and collectively create a broad global snacking business to meet the needs of billions of consumers with trusted, loved and innovative products.

As part of our Mars Snacking segment, Kellanova will be a cornerstone of our strategic vision. Under Andrew Clarke’s leadership, we have a history of successfully expanding our portfolio through M&A and respecting and nurturing the brands that join Mars. We are excited to leverage our combined strengths, learn from each other, and build our capabilities together. We will also have opportunities to unlock growth and innovation with our consumer and sustainability goals in mind.

By way of background, our Mars Snacking Segment is home to leading brands including SNICKERS®, M&M’S®, TWIX®, DOVE®, EXTRA®, KIND® and Nature’s Bakery®, with over 30,000 employees, which we call Associates. We have a clear Snacking Purpose – to inspire moments of everyday happiness – which connects well with your Kellanova purpose of Creating better days and a place at the table for everyone through your trusted food brands. Our Snacking Purpose drives our bold Snacking ambition: to grow the snacking category responsibly by expanding into more snacking occasions and double our Snacking business within the next decade.

More broadly, Mars is a privately held business and we maintain a uniquely long-term view – thinking in generations, not quarters. Our organization is guided by the Mars Purpose, our Mars Compass and grounded in our Five Principles: Quality, Responsibility, Mutuality, Efficiency and Freedom. These Principles have served as the foundation of who we are for over a century, and we are confident that Kellanova will join and contribute significantly to our culture.

We speak for all of Mars when we share our enthusiasm for the future and all that we will build together. We’re looking forward to welcoming Kellanova to Mars Snacking and to working with you all very soon.

Regards,

Poul Weihrauch CEO and Office of the President Mars, Incorporated	Andrew Clarke Global President Mars Snacking

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024,  February  22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Global K Connect Article

Audience: Global Employees

For posting: August 14, 2024, 7:01am ET

Kellanova to Combine with Mars, Incorporated

This is a historic day for Kellanova. Today, Mars and Kellanova announced that they entered into a definitive agreement under which Mars will acquire Kellanova in a combination that will shape the future of snacking.

Mars will acquire Kellanova for $83.50 per share in cash, for a total consideration of $35.9 billion.

•	This transaction unites two iconic businesses with complementary categories, markets, and portfolios of differentiated and beloved brands.

•	The combination is also a strong cultural fit, bringing together two values-based and purpose-led businesses.

•	The transaction is subject to Kellanova shareholder approval and other customary closing conditions, including regulatory approvals, and is anticipated to close within the first half of 2025.

Mars is a family-owned, global leader in pet care, snacking, and food.

•	Mars’ portfolio includes billion-dollar snacking and confectionery brands like SNICKERS®, M&M’S®, TWIX®, DOVE®, and EXTRA®, as well as KIND® and Nature’s Bakery®.

•	With more than 150,000 Associates across its Petcare, Snacking and Food businesses, Mars had 2023 Net Sales of more than $50 billion.

Like Kellanova, Mars has been on their own journey to build a global snacking leader. The combination will bring together world-class talent with leading brand-building experience to further develop a sustainable snacking business that is fit for the future.

•	The portfolios of Kellanova and Mars are highly complementary, and Mars deeply values the complementary category expertise that Kellanova talent brings.

•

Mars aspires to grow the snacking category in a responsible way and win with more consumers in more snacking occasions. Kellanova will be a cornerstone of that strategic vision, into which Mars will place an intense focus and investment in the years ahead.

•

Mars has a strong track record of growing hugely successful global brands – with 15 brands each having surpassed $1 billion in annual sales – and they will provide Kellanova’s brands with dedicated investment and resources that will help them grow for future generations.

There is a strong cultural fit between Kellanova and Mars. The combination will bring together two values-based, purpose-led businesses.

•	Kellanova and Mars share people-focused cultures, a commitment to sustainability, a true sense of purpose, and a deep history of success lasting more than a century.

•

Like Kellanova through our Better Days Promise, Mars has made ambitious commitments to improve the lives of people in communities where they source materials, as well as the lives of employees, customers and pets by working towards their science-based goals.

•

The Mars culture is deeply rooted in its Five Principles – Quality, Responsibility, Mutuality, Efficiency and Freedom. These principles are part of the Mars DNA and guide every employee, which they call Associates, in how they do business.

As part of Mars, there will be substantial opportunity to shape the future of snacking.

•	Mars has tremendous respect for Kellanova’s legacy, brands and people and is excited to welcome us.

•	Mars has a proven track record of successfully protecting, respecting and nurturing acquired businesses and looks forward to all we can achieve together.

•	Over the long term, we expect the combination to increase investment in innovation and new capabilities – and create the enhanced career opportunities for employees that come with doing so.

This announcement is the first step toward uniting Kellanova and Mars. The companies will remain entirely independent prior to closing, and it will continue to be business as usual in the meantime.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep you updated as the process moves forward.

Please review the comprehensive suite of resources to learn more.

•	Press release [LINK]

•	Video message from Kellanova CEO Steve Cahillane and Mars CEO and Office of the President Poul Weihrauch [LINK]

•	Global Town Halls today at 10 am ET [LINK] and 7 pm ET [LINK]

•	Fireside chat with Kellanova CEO Steve Cahillane and Mars CEO and Office of the President Poul Weihrauch at 5 pm ET [LINK]

•	Dedicated website: futureofsnacking.com

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, stockholder and regulatory approvals, the expected timetable for completing the Merger, the anticipated benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024,  February  22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Kellanova to Combine with Mars, Incorporated

This is a historic day for Kellanova. Today, Mars and Kellanova announced that they entered into a definitive agreement under which Mars will acquire Kellanova in a combination that will shape the future of snacking.

Mars will acquire Kellanova for $83.50 per share in cash, for a total consideration of $35.9 billion.

•	This transaction unites two iconic businesses with complementary categories, markets, and portfolios of differentiated and beloved brands.

•	The combination is also a strong cultural fit, bringing together two values-based and purpose-led businesses.

•	The transaction is subject to Kellanova shareholder approval and other customary closing conditions, including regulatory approvals, and is anticipated to close within the first half of 2025.

Mars is a family-owned, global leader in pet care, snacking, and food.

•	Mars’ portfolio includes billion-dollar snacking and confectionery brands like SNICKERS®, M&M’S®, TWIX®, DOVE®, and EXTRA®, as well as KIND® and Nature’s Bakery®.

•	With more than 150,000 Associates across its Petcare, Snacking and Food businesses, Mars had 2023 Net Sales of more than $50 billion.

Like Kellanova, Mars has been on their own journey to build a global snacking leader. The combination will bring together world-class talent with leading brand-building experience to further develop a sustainable snacking business that is fit for the future.

•	The portfolios of Kellanova and Mars are highly complementary, and Mars deeply values the complementary category expertise that Kellanova talent brings.

•

Mars aspires to grow the snacking category in a responsible way and win with more consumers in more snacking occasions. Kellanova will be a cornerstone of that strategic vision, into which Mars will place an intense focus and investment in the years ahead.

•

Mars has a strong track record of growing hugely successful global brands – with 15 brands each having surpassed $1 billion in annual sales – and they will provide Kellanova’s brands with dedicated investment and resources that will help them grow for future generations.

There is a strong cultural fit between Kellanova and Mars. The combination will bring together two values-based, purpose-led businesses.

•	Kellanova and Mars share people-focused cultures, a commitment to sustainability, a true sense of purpose, and a deep history of success lasting more than a century.

•

Like Kellanova through our Better Days Promise, Mars has made ambitious commitments to improve the lives of people in communities where they source materials, as well as the lives of employees, customers and pets by working towards their science-based goals.

•

The Mars culture is deeply rooted in its Five Principles – Quality, Responsibility, Mutuality, Efficiency and Freedom. These principles are part of the Mars DNA and guide every employee, which they call Associates, in how they do business.

As part of Mars, there will be substantial opportunity to shape the future of snacking.

•	Mars has tremendous respect for Kellanova’s legacy, brands and people and is excited to welcome us.

•	Mars has a proven track record of successfully protecting, respecting and nurturing acquired businesses and looks forward to all we can achieve together.

•	Over the long term, we expect the combination to increase investment in innovation and new capabilities – and create the enhanced career opportunities for employees that come with doing so.

This announcement is the first step toward uniting Kellanova and Mars. The companies will remain entirely independent prior to closing, and it will continue to be business as usual in the meantime.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep you updated as the process moves forward.

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, stockholder and regulatory approvals, the expected timetable for completing the Merger, the anticipated benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS

AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024,  February  22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Snacking is better together Bringing together two complementary snacking portfolios spanning the sweet, salty, health & wellness, breakfast, and gum & mints categories. *Billion-dollar brands. Note: Select Mars Snacking and Kellanova brands/products. bination will inspire more Com moments of everyday for more consumers globally. for the future of snacking Accelerates Enhances Delivers ambition to double portfolio with stronger, differentiated Mars Snacking in the addition of unique, portfolio and next decade. category-leading distribution and growing brands. platform for priority international markets. Brings Combines Enhances together world-class complementary positive societal talent with unrivaled capabilities to unlock impact of strong brand-building growth and consumer- sustainability efforts. experience. centric innovation. Fifteen Two billion-dollar brands billion-dollar brands 100+ 100+ year old business year old business $50+ billion $13+ billion 2023 net sales 2023 net sales 150,000+ ~23,000 Associates employees Transaction details $35.9 billion $83.50 per share H1 2025 total all-cash 44% premium to anticipated consideration Kellanova’s unaffected close 1 30-trading day VWAP as of August 2, 2024 1 Subject to Kellanova shareholder approval and other customary closing conditions, including regulatory approvals Forward-Looking Statements This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Additional Information about the Proposed Merger and Where to Find It A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor.Kellanova.com. No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024, February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor.Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC. © 2024 Mars, Incorporated. mars.com

Continuing Our Journey To Unleash Kellanova’s Potential Combination with Mars, Incorporated will accelerate Kellanova’s evolution, creating new and exciting opportunities for our employees, our customers, and our suppliers 1922 Rebrands again as Kellogg Company and builds a cereal-focused icon February 19, 1906 W.K. Kellogg founds the Battle Creek Toasted Corn Flake Company in Battle Creek, MI 2015 2017 2022 1964 Announces joint venture Acquires RXBAR Announces spin-off of Introduces first 2001 with Tolaram, creating a North American non-cereal product: significant emerging Exits from Direct Store cereal company, with Acquires Keebler Pop-Tarts Company, including markets presence Delivery (DSD), the goal of unlocking Cheez-It brand reinvesting in snacking the full potential of both companies 2024 A transformed company post-spin, Kellanova combines with Mars to shape the future of snacking. 1909 1914–2000s 2012 2016 2019 2023 Rebrands as Kellogg Continues to grow geographic footprint Acquires Pringles and becomes Acquires Parati, Divests the Keebler Becomes Kellanova Toasted Corn and diversify product portfolio to include the second-largest snack home to iconic business, creating a as spin is completed Flake Company differentiated brands like Eggo, food company globally regional brands more focused portfolio Nutri-Grain, and Morningstar Farms in Latin America Announces Better DaysTM to advance sustainable and equitable access to food, today creating Better Days for 4 billion people by the end of 2030 “Kellanova has been on a transformation journey to become the world’s best snacking company, and this opportunity to join Mars enables us to accelerate the realization of our full potential and our vision.” Steve Cahillane Chairman, President, and Chief Executive Officer

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor.Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024,  February  22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor.Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Retiree Notification Letter

Dear [XX],

On August 14, Kellanova and Mars announced that they entered into a definitive agreement under which Mars will acquire Kellanova. The transaction unites two iconic businesses with complementary categories, markets and portfolios of differentiated and beloved brands.

Importantly, I want to assure you that at this time, Mars does not expect to make any changes to existing Kellanova pension plans or existing retiree healthcare benefit offerings. You will continue to receive your payments in the same way as you do now, under the same plan, until the transaction is completed. This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process. We will provide updates as soon as we can about what our future will look like as part of Mars and what this announcement means for you and the pension plans.

Under the terms of the agreement, Mars will acquire Kellanova for $83.50 per share in cash, for a total consideration of $35.9 billion. The transaction price represents a premium of approximately 44% to Kellanova’s unaffected 30-trading day volume weighted average price and a premium of approximately 33% to Kellanova’s unaffected 52-week high as of August 2, 2024.

The transaction is subject to Kellanova shareholder approval and other customary closing conditions, including regulatory approvals, and it is expected to close within the first half of 2025. The transaction agreement permits Kellanova to declare quarterly dividends consistent with historical practice.

As you know, Kellanova has been on a transformation journey to become the world’s best snacking company, and this opportunity to join Mars enables us to accelerate the realization of our full potential and our vision.

We see this as a positive for all our stakeholders. By joining, Kellanova and Mars will bring together world-class talent and exceptional brand-building experience to build a sustainable snacking business that is fit for the future. With compelling cultural and strategic fit, the combined company will provide Kellanova’s brands with dedicated investment and resources that will help them grow for future generations.

You can learn more about this announcement at futureofsnacking.com, a dedicated website that will have ongoing updates throughout the process. If you have questions about your pension plan, as always please call the HR team:

•	US: 877-694-7554

•	US (Verizon): 269-660-4780

•	US Spanish: 877-405-2744

Thank you for your continued support and for your service to Kellanova.

Sincerely,

Melissa Howell

Chief Human Resources Officer

Kellanova

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY

AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024,  February  22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Today we announced that Kellanova will be acquired by Mars. Incorporated in a combination that will shape the future of snacking. This combination brings together two iconic businesses with complementary manufacturing. operations and portfolios of beloved brands. For more information. please join one of our Global Town Halls today -at 10:00am ET and again at 7:00pm ET- to hear directly from Kellanova Chairman. President and CEO Steve Cahillane. We’re also excited to share that CEO and Office of the President of Mars, Paul Weihrauch will be joining us for a Fireside Chat at 5:00pm ET. In addition to the K Connect piece about this announcement, we’ve created a dedicated website. which includes all the latest information on the process. at futureofsnacking.com. Review important and required disclosure related to this information here. Watch a video message from Steve Cahillane. Chairman. President & CEO and Poul Weihrauch. CEO and Office of the President of Mars. see less

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January  12, 2024, February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Overview Portfolio Resources FAQs

MARS × Kellanova
Snacking is Better Together

Overview Portfolio Resources FAQs MARS x ~llanova Snacking is Better Together

Overview Portfolio Resources FAQs About the combination Mars, Incorporated and Kellanova have announced that they have entered into a definitive agreement under which Mars will acquire Kellanova. The transaction unites two iconic businesses with complementary categories, markets and portfolios of differentiated and beloved brands. The combination will bring together world-class talent with leading brand-building experience to further develop a sustainable snacking business that is fit for the future. Transaction Details

Transaction Details $35.9 $83.50 H1 BILLION PER SHARE 2025 Total all-cash consideration 44% premium to Kellanova’s unaffected 30- Anticipated close1 trading day VWAP as of August 2, 2024 1 Subject to Kellanova shareholder approval and other customary dosing conditions, including regulatory approvals Strong Cultural Fit 000 People-focused cultures Two values-based and purpose-led A shared dedication to creating a positive organizations societal impact

Bringing together two complementary snacking portfolios Kellanova is a leading company in global snacking, international cereal and noodles, North American plant-based foods, and frozen breakfast. Mars is a global leader in snacking, pet care, and food.

“This is a truly historic combination with a compelling cultural and strategic fit. Kellanova has been on a transformation journey to become the world’s best snacking company, and this opportunity to join Mars enables us to accelerate the realization of our full potential and our vision. The transaction maximizes shareholder value through an all-cash transaction at an attractive purchase price and creates new and exciting opportunities for our employees, customers, and suppliers.” Chairman, President and CEO of Kellanova “In welcoming Kellanova’s portfolio of growing global brands, we have a substantial opportunity for Mars to further develop a sustainable snacking business that is fit for the future. We will honor the heritage and innovation behind Kellanova’s incredible snacking and food brands while combining our respective strengths to deliver more choice and innovation to consumers and customers. We have tremendous respect for the storied legacy that Kellanova has built and look forward to welcoming the Kellanova team.” Poul Welhrauch CEO and Office of the President of Mars, Incorporated

Deal Resources

August 14, 2024

Announcement Press Release

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August 14, 2024

Transaction Infographic

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August 14, 2024

Kellanova Timeline

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Answering your questions

How does Kellanova fit into the Mars strategy? +

How will Kellanova be combined with Mars? +

Will Mars keep all of the Kellanova brands? +

When is the transaction expected to close? +

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Deal Resources Answering your questions How does Kellanova fit Into the Mars strategy? + How will Kellanova be combined with Mars? + Will Mars keep all of the Kellanova brands? + Will Mars maintain a presence In Chlcaco and Battle Creek, Ml? + When Is the transaction expected to close? + DOWNLOAD ALL FAQS

Answering your questions How does Kohanova fit into the Mars strategy? KeiIanova and Mars have 100-year-plus storied histories and beloved brands. Both have stood the test of time and have gone from strength to strength.  Both businesses are performing well, have outstanding brands, people-focused cultures, complementary portfolios, a commitment to sustainability, a true sense of purpose, and a deep history of success over decades. This combination allows both businesses to achieve their full potential, and together, we will have an exciting and unique opportunity to meet the needs of billions of consumers with trusted, loved, and innovative products and create further opportunity for both businesses to achieve their full potential. Mars has a bold ambition to grow the snacking category responsibly by expanding into more snacking occasions and more snacking categories. Kellanova will be a cornerstone of that strategic vision, into which Mars will place a strong focus and investment in the years ahead.

Answering your questions How does Kei la nova fit into the Mars strategy? How will Kellanova be combined with Mars? After closing, the plan is to bring Kellanova fully into Mars Snacking and combine our businesses, Andrew Clarke, Global President of Mars Snacking, will lead the combined business. A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

Answering your questions How does Kellanova fit into the Mars strategy? How will Kellanova be combined with Mars? Will Mars keep all of the Kellanova brands? Kellanova’s iconic brands and their strong legacies are part of what made Kellanova so attractive to Mars, Mars has no plans at this time to sunset any Kellanova brands.

Answering your questions How does Kellanova fit into the Mars strategy? How will Kellanova be combined with Mars? Will Mars keep all of the Kellanova brands? Will Mars maintain a presence in Chicago and Battle Creek, Ml? Mars Snacking remains headquartered in Chicago. The company has always had a large Chicagoland presence Wrigley started in Chicago in 1891 and Mars has been in the city for almost 100 years. After closing. Battle Creek, Ml, will remain a core location for the combined organization. As a company with a long history and deep roots into the communities in which they operate. Mars understands and appreciates the special role Battle Creek plays in the Kellanova culture, as well as the highly complementary category expertise that Kellanova talent brings. Mars and Kellanova share a strong focus on delivering sustainable growth that benefits their people, communities, customers, and suppliers

Answering your questions How does Kellanova fit into the Mars strategy? How will Kellanova be combined with Mars? Will Mars keep all of the Kellanova brands? Will Mars maintain a presence in Chicago and Battle Creek, Ml? When is the transaction expected to close? The transaction is subject to Kellanova shareholder approval and other customary closing conditions, including regulatory approvals, and is anticipated to close within the first half of 2025.

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January  12, 2024, February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

CEO Video Transcript

08.14.24

Steve

This is an historic day, a day we will all remember. Today, we are once again making history by taking a bold move that opens the door to a future even bigger than we had imagined. Today, we announced that we will join Mars Incorporated, which will catapult us forward and change the landscape of the snacking category. Combined, our brands, our people, our culture, and our purpose programs will be the very best there is, period.

Steve

Was this the planned next step? No, it was not. Is it the right next step? I 100% believe that it is. So too does the Board and your executive committee leaders. As the news settles in and you learn more about the possibilities of our combined businesses, I think you’ll believe it, too. We will be the world’s best snacking company with seven $1 billion snacking brands, a multitude of fans around the world and the ability to benefit even more people with our purpose programs. It is a very bright future.

Steve

I’d like to introduce you to someone who also believes this is the right move and is looking forward to speaking with you and getting to know us a whole lot better. Poul Weihrauch Chief Executive Officer and Office of the President of Mars.

Poul

Thank you, Steve. And hello, everyone. Thank you for having me. I’m looking forward to getting to know all of you better, and I’m excited about the opportunity we have together. This combination creates a real opportunity for both businesses to achieve their full potential. Together, we have an exciting and unique opportunity to create a global snacking business that meets the needs of billions of consumers with trusted, loved and innovative products.

Steve

We all know snacking is a large and attractive category that continues to grow in importance with consumers. Kellanova combining with Mars will enable us to bring even more beloved brands to more consumers globally and further shape the future of snacking. Our complementary categories, brands and geographic footprints will create important scale benefits and expansion opportunities.

Poul

Mars has long admired Kellanova and the legacy you have built. And as we’ve gotten to know some of you better, we really impressed by your truly world-class people, your innovation and your expertise behind your great brands. Mars Snacking has the ambition to grow the snacking category in a responsible way and win with more consumers in more snacking occasions.

Poul

In that way, the Mars and Kellanova ambitions are very aligned, and we knew it made sense to talk about how we could do that together. That’s when I picked up the phone and made a call to Steve. It was clear early on that this combination of Kellanova and Mars Snacking was a natural fit. The world loves your brands, whether it’s Pringles, Cheez-It, Pop-Tarts, or Kellogg’s, Eggos, Rice Krispies treats Coco Pops, Zucaritas…

Poul

…Morning Star Farms or my preferred RX Bar that I enjoy on the way to the gym in the morning. We say snacking is better together and we mean that. These brands are key to the future growth of Mars Snacking. You have momentum now and we want to achieve even more, together. They will be the cornerstone of Mars Snacking’s strategic vision and we will place an intense focus and investment in them in the years ahead, helping them to grow for future generations.

Poul

As we see it, the combined Kellanova and Mars portfolio will meet more consumers where they are in a wider range of snacking locations across confectionery, salty snacks and breakfast snacking. And by bringing together the capabilities we do best, we will unlock growth and innovation with consumers and our sustainability goals in mind.

Poul

For those of you who don’t know much about Mars, we are a family-owned, privately held global leader in pet care snacking and in food. We have around 150,000 Associates worldwide and a lot of us have been around for quite a while, which I know is true for a lot of people in Kellanova. That’s usually a good sign. One of those that have also been around for a while is my good friend and fantastic leader Andrew Clark, who will lead the combined company of Kellanova and Mars Snacking.

Poul

You’ll like him I’m sure, and I know that Andrew is excited to introduce himself and get to know more of you soon. We have a strong track record of growing global brands and we have 15 brands across our segments with more than $1 billion in annual sales. I think you’ll be familiar with many of our snacking brands and likely you and your families and friends are fans.

Poul

Our world-class brands include Snickers, M&Ms, Twix, Dove, Extra chewing gum, as well as Kind and Nature’s Bakery. You may also know our pet care brands, which include both pet food like Royal Canine, Pedigree, Whiskas, as well as Veterinary Hospitals such as VCA and Banfield.

Poul

As a private, family-owned company, Mars is in a special position. I like to say that not having the demands that are placed on public companies means that we have the gift of freedom to think in generations, not in quarters. We find this is a huge benefit for our people and our brands, as well as our commitment to grow in a responsible way.

Steve

We share long histories of building differentiated and beloved brands while benefiting our people and our communities. We both act with integrity, accountability and courage. This move enables us to combine our capabilities in pursuit of a shared goal, to build on our legacies and meet evolving snacking needs for generations to come while creating an inclusive environment where everyone has a place at the table.

Steve

We are both values-based and purpose-led organizations with strong cultures and proven track records of delivering for people, communities, customers, suppliers and the planet.

Poul

Mars is focused on building a sustainable future. And we believe the world we want tomorrow starts with how we do business today. Our Sustainable in the Generation Plan has delivered tangible progress, and we know we have more work to do to play our part. I also know Kellanova has a long track record of creating positive change through your Better Days Promise.

Poul

These share strengths give us a huge confidence that we will achieve more and have a greater impact together.

Steve

I know this represents a significant change for all of us and it brings up many different emotions. As I thought about the opportunity, I also thought about our vision and the energy and passion you all have put into advancing it. Combining with Mars not only accelerates our vision but allows us to set even more ambitious goals as a united company. This is our chance to create a new legacy of growth.

Steve

Our talent and culture have always been critical to our success, and they’re of equally critical importance to Mars.

Poul

Mars is thrilled that Kellanova will be joining our business. We deeply value the highly complementary category expertise that you bring. Over the long term, we expect the combination to increase investment in innovation and new capabilities and create more career opportunities for our Associates, which is how we refer to our employees. And we are excited to share the Mars culture, which is deeply rooted in our five principles: quality, responsibility, mutuality, efficiency, and freedom.

Poul

These principles are part of the Mars DNA and guide every Associate in how we do business. The Mars Associate concept applies to every person within Mars. It goes beyond treating everyone fairly and equitably. It’s about respecting and valuing differences and ensuring that all feel heard, appreciated and empowered.

Steve

In terms of what’s next, today’s announcement is just the first step towards uniting Kellanova and Mars. There are many specifics that we will determine as part of the integration process, which will begin at closing.

Poul

You’re used to big change and you will also know that there are many questions we will not be able to answer before this deal closes. I know this is going to be hard and I promise you we will do our very best to do this as smoothly and inclusively as we can. One thing I want to share today is that once the transaction closes, Battle Creek, Michigan will remain a core location for the combined organization.

Poul

We fully understand the special role Battle Creek has in your history. Mars, like Kellanova, has a long history in Chicago. It’s where our snacking business globally is already headquartered, so our presence there will not change. And as I mentioned earlier, Andrew Clark, our Global President of Mars Snacking, will continue to lead the combined business from Chicago. You will hear from him soon.

Poul

Beyond that, no decisions have been made at this time and it will be business as usual for us both until closing, which is expected within the first half of 2025. As we want to combine these two great companies, Mars’ long-term goal is to grow all aspects of the business. A joint integration team of leaders from both companies, Mars and Kellanova, will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

Poul

And we will keep you updated as much as we can as the integration progresses.

Steve

Our founders, W.K. Kellogg and Frank C. Mars each started with a revolutionary idea that would change the future of food and snacks forever. Neither one knew more than a century ago that they had created the beginnings of two global snacking leaders with iconic brand portfolios that would one day combine to build a new legacy in snacking. We’ve earned the opportunity to be part of something special and the journey continues.

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February  20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024,  February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Top 150 Email from CEO

From: Steve Cahillane

To: Top 150 Leaders

For Emailing: 08/14/24 at 7:01 am ET

Kellanova leaders:

You’ve now seen the news that today we are making history together with Mars, Incorporated. This is a truly historic announcement and ambition, but it is also a leadership moment like no other in your career. That’s what I want to talk with you about.

You are our top leaders, and at the same time, you are also all humans with lives outside of Kellanova. You have families. You have responsibilities. You have plans. And this news, while exciting and full of opportunity, is also surprising and everyone will need their own unique timeline to process. In these times it can be tempting to turn inward, but now is when your team needs you most.

As our top leaders, our people will be looking to you for support, direction, and answers. Please reach out to them and be visible as we begin this change journey. As you did through the spin, I know that you will model our values by expressing empathy, transparency, and integrity.

It can be hard as a leader to not have answers. Remember that is ok. We don’t have the answer yet to the number one question that will be on our people’s minds – “what will this mean for me and my job?” Be honest and tell them that. Utilize the tools that we’ve provided you to answer what you can and let them know when you don’t have an answer that you will share information as soon as you have it.

It is no doubt bittersweet, but Mars’ desire to bring our business into its family-owned organization is the biggest compliment. We see this as a positive for all our stakeholders, and we need you as leaders to help your team begin to understand and appreciate the significant benefits that this combination presents. Together, we will shape the future of snacking and serve more consumers globally, and that is exciting indeed.

I appreciate that you and your teams might feel distracted at times during the transaction process. But it’s important we stay focused on maintaining our exceptional performance until the transaction closes, which is expected within the first half of 2025. That’s what got us here, and it’s what will make our future with Mars a success.

Please encourage your team members to tune in to the Global Town Halls today at 10:00 am ET and 7:00 pm ET, as well as the Fireside Chat with Poul Weihrauch, CEO and Office of the President of Mars, Incorporated, and me at 5:00 pm ET.

Most importantly, I want to express my deep gratitude to each and every one of you. We would not be in this transformational position today if it weren’t for you. We painted a bold vision, and you have gone for it. You’ve pushed yourselves past comfort into creativity. You show up as your best each and every day, and help your people perform at their best. You love these brands with your whole heart, and you bring your full selves every day with passion, innovation, and a deep personal commitment to all you do.

It is an honor to stand shoulder to shoulder with you in this historic moment. Thank you each and every one.

Steve

If you have any questions coming out of conversations with your teams, please direct them to AskUs@Kellanova.com and we will respond as soon as possible. Please also direct employees to the microsite at futureofsnacking.com and utilize the Manager as a Communicator Guide to help inform conversations with employees. Additionally, if you receive any inquiries from media, please direct them to our Media Hotline (media.hotline@kellanova.com; 269-961-3799).

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Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor.Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and

Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024,  February  22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor.Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

MAC guide email

To: Global People Managers

From: Kellanova Employee Communications

Subject: Manager as a Communicator Guide

Timing: August 14, 2024, at 7:01am ET

Global People Managers:

As you’ve now seen, this morning Kellanova announced that we have entered into a definitive agreement under which Mars, Incorporated will acquire Kellanova in a combination that will shape the future of snacking.

This announcement is the first step toward uniting Kellanova and Mars. The companies will remain entirely independent prior to closing, which is expected within the first half of 2025, and it will continue to be business as usual in the meantime. Our primary focus throughout this process is minimizing any disruption to our day-to-day business and maintaining business momentum. As a manager, you will play an important role in communicating this update and appropriately setting expectations with your team. This is why we are providing you with the attached Manager as Communicator (MAC) conversation guide.

In the MAC, you will find talking points to guide discussions, as well as Q&A. In addition to the Global Town Halls with Steve today at 10:00 am ET and 7:00 pm ET, he will be joined by Mars CEO Poul Weihrauch for a fireside chat at 5:00 pm ET. We ask that you encourage employees to join these sessions and that you gather your team for a conversation as well.

As a people leader, it is important that you empathize with your team members – allow space for the emotions they are feeling and encourage them that more information will be shared as it is available. Let them ask you questions. While we may not have all of the answers right away, it’s essential we demonstrate transparency where we can and address concerns to the extent possible.

As we go through this process, as a people manager, you’ll want to check in with your team often, displaying empathy and modeling our Culture of Best and Kellanova Values.

Please direct employees to company-issued materials for information, including the press release, Steve and Poul’s video, and futureofsnacking.com, a dedicated website we’ve developed with information about today’s announcement. If you’re asked a question you can’t answer, feel free to refer employees to the AskUs@Kellanova.com inbox, and we’ll provide a response in a timely fashion.

In addition, this is a good time to remind your team to refrain from speaking on behalf of the Company. Any questions from media should be referred to our Kellanova Media Hotline, media.hotline@kellanova.com.

If you have any questions, reach out to your manager or HR business partner.

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, stockholder and regulatory approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY

AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

Topic: Kellanova to Combine with Mars

Audience: All employees | Issued: Aug. 14, 2024

How to Use This Document: This document will serve as a guide for conversations with employees on and after announcement day. Within this document, you will find talking points to guide your discussions with your teams as well as a Q&A.

Employees have received an email with a link to a joint CEO video, invitations to Global Town Halls at 10:00 am ET and 7:00 pm ET, an invitation to a fireside chat at 5:00 pm ET and there is a Global K Connect story. Please encourage your team to review the information available to them and attend these sessions. We encourage you to host smaller sessions with your team as well.

Below are important guidelines for you to review and understand prior to communicating:

•	This briefing document is intended to provide messaging and reference materials to help guide your conversations with employees. Please do not distribute in written form.

•

For further information, please direct employees to company-issued materials, including the press release, Steve and Poul’s video, and futureofsnacking.com, a dedicated website we’ve developed with information about today’s announcement.

•	If you’re asked a question you can’t answer, feel free to refer employees to the AskUs@Kellanova.com inbox, and we’ll provide a response in a timely fashion.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

Talking Points | Verbally convey these messages to your employees

= Key employee takeaways

This is a historic day for Kellanova. Today, Mars, Incorporated and Kellanova announced that they entered into a definitive agreement under which Mars will acquire Kellanova in a combination that will shape the future of snacking.

•	Mars will acquire Kellanova for $83.50 per share in cash, for a total consideration of $35.9 billion.

•	This combination unites two iconic businesses with complementary footprints and portfolios of beloved brands.

•	This combination is also a strong cultural fit, bringing together two values-based and purpose-led businesses.

•	The transaction is subject to Kellanova shareholder approval and other customary closing conditions, including regulatory approvals, and is anticipated to close within the first half of 2025.

Mars is a family-owned, global leader in pet care, snacking, and food.

•	Mars’ portfolio includes billion-dollar snacking and confectionery brands like SNICKERS®, M&M’S®, TWIX®, DOVE® and EXTRA®, as well as KIND® and Nature’s Bakery®.

•	With more than 150,000 Associates across its Petcare, Snacking and Food businesses, Mars had 2023 Net Sales of more than $50 billion.

Like Kellanova, Mars has been on their own journey to build a global snacking leader. The combination will bring together world-class talent and exceptional brand-building experience to create a sustainable snacking business that is fit for the future.

•	The portfolios of Kellanova and Mars are highly complementary, and Mars deeply values the complementary category expertise that Kellanova talent brings.

•

Mars aspires to grow the snacking category in a responsible way and win with more consumers in more snacking occasions. Kellanova will be a cornerstone of that strategic vision, into which Mars will place an intense focus and investment in the years ahead.

•

Mars has a strong track record of growing hugely successful global brands – with 15 brands each having surpassed $1 billion in annual sales – and they will provide Kellanova’s brands with dedicated investment and resources that will help them grow for future generations.

There is strong cultural fit between Kellanova and Mars. The combination will bring together two values-based, purpose-led businesses.

•	Kellanova and Mars share people-focused cultures, a commitment to sustainability, a true sense of purpose and a deep history of success lasting more than a century.

•

Like Kellanova through our Better Days Promise, Mars has made ambitious commitments to improve the lives of people in communities where they source materials, as well as the lives of employees, customers and pets by working towards their science-based goals.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

•

The Mars culture is deeply rooted in its Five Principles – Quality, Responsibility, Mutuality, Efficiency and Freedom. These principles are part of the Mars DNA and guide every employee, which they call Associates, in how they do business.

As part of Mars, there will be substantial opportunity for employees to shape the future of snacking.

•	Mars has tremendous respect for Kellanova’s legacy, brands, and people and is excited to welcome us.

•	Mars has a proven track record of successfully protecting, respecting, and nurturing acquired businesses and looks forward to all we can achieve together.

•	Over the long term, we expect the combination to increase investment in innovation and new capabilities – and create the enhanced career opportunities for employees that come with doing so.

This announcement is the first step toward uniting Kellanova and Mars. The companies will remain entirely independent prior to closing, and it will continue to be business as usual in the meantime.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep you updated as the process moves forward.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

Questions & Answers | Reactively respond to questions from your employees

Top Questions

1.	What does this mean for me?

•

This is exciting news – as part of Mars, we will have a substantial opportunity to shape the future of snacking. It will increase the opportunity to meet the needs of billions of consumers with trusted, loved, and innovative products and create further opportunity for both businesses to achieve their full potential.

•

Importantly, today’s announcement is just the first step toward uniting Kellanova and Mars. The companies will remain entirely independent prior to closing and it will continue to be business as usual in all respects.

•

Mars aspires to grow the snacking category in a responsible way and win with more consumers in more snacking occasions. Kellanova will be a cornerstone of that strategic vision, into which Mars will place an intense focus and investment in the years ahead.

•

Over the long term, we expect the combination to increase investment in innovation and new capabilities – and create the enhanced career opportunities for Associates, which is how Mars refers to their employees, that come with doing so.

2.	How does this impact MY role/responsibilities until the transaction closes? What do we do between now and close?

•	Until the transaction closes, we will continue to operate as a separate, independent company.

•	We don’t expect any impact to your day-to-day roles or responsibilities. All our energy should remain focused on delivering our 2024 plan.

•	We are focused on continuing to do what we do best – winning consumers, serving customers, and delivering great products and results.

3.	Are layoffs expected? Where / what areas of the business? Is my job safe?

•

We don’t have the answer to that today. What I can tell you is the portfolios of Kellanova and Mars are very complementary, and Mars deeply values the world-class brand-building expertise that Kellanova talent brings.

•

This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process. In addition, the companies will remain entirely independent prior to closing and it will continue to be business as usual in all respects.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

4.	Does Mars plan to close any Kellanova facilities?

•	After the closing of the transaction, Battle Creek, MI, will remain a core location for the combined organization. Mars Snacking remains headquartered in Chicago.

•	Beyond that, no decisions have been made at this time. As we work to combine these two great companies, Mars’ long-term goal is to grow all aspects of the business.

•	Today is the first step in the process toward bringing Kellanova into Mars.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

5.	Will I have to relocate? If so, when?

•

We don’t have the answer to that today. This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

6.	Will Mars honor Kellanova’s union contracts?

•

Yes. All of the collective bargaining agreements covering the union-represented facilities will remain in place and there will be no change to those bargaining relationships in connection with the transaction.

•

Mars fully respects employees’ rights to be represented by labor organizations and looks forward to developing productive relationships with each of the organizations representing Kellanova’s employees.

7.	As a shareowner, what happens to my current shares of Kellanova upon closing of this transaction?

•	At closing, all Kellanova shareowners will receive $83.50 per share for each share of Kellanova stock they own.

8.	What are the operating rules between announcement and closing? What decisions can be made?

•

Importantly, today’s announcement is just the first step toward uniting Kellanova and Mars. The companies will remain entirely independent prior to closing and it will continue to be business as usual in all respects.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will communicate any additional limitations or restrictions under the merger agreement of which you should be aware given your particular role in the business.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

9.	How does Kellanova fit into the Mars strategy?

•	Kellanova and Mars have 100-year-plus storied histories and beloved brands.

•	Both have stood the test of time and have gone from strength to strength.

•

Both businesses are performing well, have outstanding brands, people-focused cultures, complementary portfolios, a commitment to sustainability, a true sense of purpose, and a deep history of success over decades.

•

This combination allows both businesses to achieve their full potential, and together, we will have an exciting and unique opportunity to meet the needs of billions of consumers with trusted, loved, and innovative products and create further opportunity for both businesses to achieve their full potential.

•

Mars has a bold ambition to grow the snacking category responsibly by expanding into more snacking occasions and more snacking categories. Kellanova will be a cornerstone of that strategic vision, into which Mars will place a strong focus and investment in the years ahead.

•

Mars is excited to combine our respective strengths – our complementary portfolios, routes-to-market, and R&D capabilities – to unlock more opportunities for innovation that is both consumer-centric and sustainability-minded.

10.	Post close, how does Mars intend to run the combined business – as a separate entity? As part of the Mars Snacking business unit? What will our operating model be?

•	After closing, the plan is to bring Kellanova fully into Mars Snacking and combine our businesses.

•	Andrew Clarke, Global President of Mars Snacking, will lead the combined business.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

11.	What are the benefits to a family-run business versus one which is publicly held?

•	As a private company, Mars is able to commit its resources with a long-term view, looking beyond the quarter-to-quarter demands of a public company to manage performance for a generation.

•	They say they have “the gift of freedom to think in generations, not quarters,” which will help Kellanova dedicate even more attention and resources to continue growing our brands.

12.	Will Mars keep Kellanova’s brand names on products going forward (i.e., Kellogg’s, Pringles, Cheez-It)?

•	Yes. Mars intends to honor the heritage and innovation behind Kellanova’s incredible brands while combining our respective strengths to deliver more choice and innovation to consumers and customers.

•	Consumers will continue to enjoy the Kellanova brands they know and love, and those brands will build on their legacies to meet evolving snacking needs.

•

Mars has a strong track record of growing hugely successful global brands – with 15 brands each having surpassed $1 billion in annual sales – and will provide Kellanova’s brands with additional investment and resources that will help them grow for future generations.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

13.	Will Mars keep all of the Kellanova brands?

•	Kellanova’s iconic brands and their strong legacies are part of what made Kellanova so attractive to Mars.

•	Mars has no plans at this time to sunset any Kellanova brands.

14.	Will any of Kellanova’s products be changing as a result of this announcement?

•	Consumers will continue to enjoy the Kellanova brands they know and love, and those brands will build on their legacies to meet evolving snacking needs.

•	In addition, the companies remain independent until closing and it will be business as usual until then.

15.	What does this mean for Kellanova’s differentiate, drive and deliver strategy?

•

Importantly, today’s announcement is just the first step toward uniting Kellanova and Mars. The companies will remain entirely independent prior to closing and it will continue to be business as usual in all respects, including executing Kellanova’s differentiate, drive and deliver strategy.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

16.	Post close, where will the Mars Kellanova business be run from?

•	Mars Snacking remains headquartered in Chicago. The company has always had a large Chicagoland presence – Wrigley started in Chicago in 1891 and Mars has been in the city for almost 100 years.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

17.	What will happen to Kellanova’s Battle Creek headquarters? Will we maintain a presence in Battle Creek?

•	After closing, Battle Creek, MI, will remain a core location for the combined organization.

•

As a company with a long history and deep roots into the communities in which they operate, Mars understands and appreciates the special role Battle Creek plays in the Kellanova culture, as well as the highly complementary category expertise that Kellanova talent brings.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	Mars’s long-term goal is to grow all aspects of the business.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

18.	What will happen to Kellanova’s Chicago headquarters? Will we maintain a presence in Chicago?

•	Mars Snacking remains headquartered in Chicago. The company has always had a large Chicagoland presence – Wrigley started in Chicago in 1891 and Mars has been in the city for almost 100 years.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

19.	What does this mean for Kellanova’s Queretaro, Dublin and Singapore region headquarters locations?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	Mars’ long-term goal is to grow all aspects of the business.

20.	What does this mean for Kellanova’s Naperville office? Other sales locations and offices?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	Mars’ long-term goal is to grow all aspects of the business.

21.	Did Kellanova executives previously contemplate selling the company? Did Kellanova execute the spin off in order to prepare for a sale?

•

We were not seeking a buyer and were highly confident in our plan to achieve our own vision to become the world’s best snacks-led company following the spin-off, but this combination helps us accelerate the realization of our vision and offers exciting new opportunities as part of Mars.

•	Mars initially approached Kellanova in late May. You can find the specifics of the exchanges in the proxy statement when it is filed, which will be as promptly as reasonably practicable.

•

We were not seeking a buyer and were highly confident in our plan to achieve our own vision to become the world’s best snacks-led company following the spin-off, but this combination helps us accelerate the realization of our vision and offers exciting new opportunities as part of Mars.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

22.	Post close, what will happen to the Kellanova name?

•	After closing, all of Kellanova will be fully combined with Mars Snacking and will no longer be known as Kellanova.

23.	Will the Kellanova Executive Committee members join Mars?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	Andrew Clarke, Global President of Mars Snacking, will lead the combined business.

24.	How many Associates does Mars employ globally? In Chicago?

•	Mars has more than 150,000 Associates, which is how Mars refers to their employees, across its Petcare, Snacking and Food businesses. 30,000 of those are Mars Snacking Associates.

•	There are about 1,160 Mars Associates in Chicago. The company has always had a large Chicagoland presence – Wrigley started in Chicago in 1891 and Mars has been in the city for almost 100 years.

25.	What is the Mars culture like?

•	Mars has been a family-owned business for over a century. As one of the world’s largest family-owned businesses, Mars thinks about its business in generations.

•

The Mars culture is deeply rooted in its Five Principles – Quality, Responsibility, Mutuality, Efficiency and Freedom. These principles are part of the Mars DNA and guide every employee, which they call Associates, in how they do business.

•

The Mars Associate Concept applies to every person within Mars. It goes beyond treating everyone fairly and equitably; it’s about respecting and valuing differences and ensuring that all feel heard, appreciated, and empowered.

•	Mars has a proven track record of successfully expanding its portfolio through M&A by protecting, respecting, and nurturing the brands that join Mars.

26.	What are Mars’s values? How do they align with Kellanova’s values?

•

Kellanova and Mars are both values-based businesses, and you can see how the spirit of our Kellanova values shows up in Mars’ Five Principles, which give the company clear direction and a moral compass.

•	Mars’ Five Principles are:

•	We are committed to Quality of work and contributions to society.

•	We embrace our Responsibility (as individuals and a company) to act now.

•	We base decisions on Mutuality of benefit to our stakeholders.

•	We harness the power of Efficiency to use our resources to maximum effect.

•	We have the financial Freedom to make our own decisions, unrestricted by motivations of others.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

27.	What will happen to Kellanova’s Better Days Promise between signing and close? Once the transaction closes?

•

Kellanova has been a leader in advancing sustainable and equitable access to food globally, already achieving Better Days for 3 billion people towards our goal of creating Better Days for 4 billion people by the end of 2030.

•

Between signing and closing, Kellanova will continue to make progress against our goals to advance sustainable and equitable access to food by addressing the intersection of wellbeing, hunger, sustainability and equity, diversity and inclusion.

•	Upon close, Kellanova would become part of the Mars Net Zero commitment and align with the Mars Responsible Marketing code.

•

Kellanova has been a leader in advancing sustainable and equitable access to food globally, already achieving Better Days for 3 billion people towards our goal of creating Better Days for 4 billion people by the end of 2030.

28.	What are Mars’ commitments related to sustainability and Net Zero?

•	Mars’ Sustainable in a Generation Plan is upheld by three key pillars where the company works to maximize its impact: Healthy Planet, Thriving People and Nourishing Wellbeing.

•	The Sustainable in a Generation Plan includes ambitious, science-based goals to improve Mars’ environmental performance.

•

This includes achieving a Net Zero Commitment towards all three scopes net zero by 2050 and -50% by 2030, against a 2015 baseline, tackling unsustainable water use, developing sustainable packaging, stopping deforestation in high-risk commodities, and holding land use flat as the business grows.

•

This transaction enhances the positive societal impact of strong sustainability efforts across both Mars and Kellanova. Kellanova’s Better Days Promise initiative complements the Mars Sustainable in a Generation Plan which has delivered tangible progress, as reflected in Mars’ latest Sustainability Report, which documented strong decoupling of business growth from greenhouse gas emissions. Kellanova will also become part of the Mars Net Zero commitment and align with the Mars Responsible Marketing code.

29.	How will this affect Kellanova’s community commitments in all communities where we operate?

•	We see this as a positive for all stakeholders.

•	Mars and Kellanova share a strong focus on delivering sustainable growth that benefits their people, communities, customers, and suppliers.

•	After closing, the combined company will continue to play an active role in the communities in which it operates.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

30.	How will this affect Kellanova’s customer / supplier / partner relationships?

•	We see this as a positive for all stakeholders.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our customers, suppliers, partners, and other stakeholders updated as the integration progresses.

Employee Questions

31.	Who can I reach out to with questions?

•	Your manager and/or HR Partner will provide you more information as it becomes available.

•	You can also visit our dedicated website at futureofsnacking.com, where you will find an abundance of resources regarding the announcement today, including FAQs.

•	Additionally, we’ve set up an employee Q&A inbox at askus@kellanova.com where you can submit any additional questions and a member of the team will get back to you.

32.	Will my cash pay/benefits change during the period from signing to close?

•

Nothing about your cash compensation or benefits will materially change as a result of this announcement between now and closing – Mars and Kellanova remain separate companies until then, and it is business as usual.

33.	What will happen to my pay and benefits following the closing?

•

The good news is that your cash compensation will largely remain unchanged after the closing. Mars will be required to provide Kellanova employees with the same salary / hourly wage and target annual bonus opportunity for at least one year following the closing.

•

Mars will also generally be required to provide Kellanova employees with employee benefits that are substantially comparable in the aggregate to those provided by Kellanova for at least one year following the closing. This would not apply to any equity awards you may receive following the closing.

•	Mars will be required to provide no less favorable target long-term incentive opportunities to Kellanova employees for at least one year following the closing.

•	Mars is known to have a very strong value proposition for their employees, whom they call Associates.

34.	What career opportunities will be available with Mars?

•

Over the long term, we expect the combination to increase investment in innovation and new capabilities – and create the enhanced career opportunities for Associates, which is how Mars refers to their employees, that come with doing so.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

35.	How does Mars assess talent? When will I know if I have a job with Mars?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

36.	Will my manager change?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

37.	What will be the impact of this transaction to our 2024 AIP?

•	Your 2024 AIP will be paid in Q1 2025.

•

If the closing occurs in 2025 but prior to the payout of your 2024 AIP, Kellanova will still be making all determinations to establish your 2024 AIP payment amount, even if your 2024 AIP is paid by Mars following the closing.

•

If the closing occurs in 2024, Mars has agreed that your 2024 AIP will be no less than the greater of target performance and actual performance (which will be extrapolated through the end of 2024 based on actual performance through the closing), pro-rated based on the number of calendar days that have lapsed through the closing date.

38.	Between signing and closing, will Kellanova continue to hire people to fill open roles?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process.

•	Please speak to your manager and HR partner to ensure you have the latest information as the integration progresses.

•	As a general matter, Kellanova will still be hiring non-executive employees in the ordinary course between signing and close.

39.	If I am asked to relocate, will Mars pay for my relocation?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

40.	Will I receive a severance if I don’t have a role after the transaction closes?

•	If you were to experience an involuntary termination, Mars has agreed to maintain no less favorable severance payments and benefits for at least one year following the closing .

•	I can tell you that Mars deeply values the highly complementary category expertise that Kellanova talent brings.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

41.	If I join Mars, will they honor my years of Kellogg Company/Kellanova service?

•	Mars has agreed to honor Kellogg Company/Kellanova years of service subject to certain exceptions.

•	This announcement is just the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

42.	I just offered someone a role / just hired someone, and they start soon. What should I tell them?

•

This is exciting news – as part of Mars, we will have a substantial opportunity to shape the future of snacking. It will increase the opportunity to meet the needs of billions of consumers with trusted, loved, and innovative products and create further opportunity for both businesses to achieve their full potential.

•

Importantly, today’s announcement is just the first step toward uniting Kellanova and Mars. The companies will remain entirely independent prior to closing and it will continue to be business as usual in all respects.

•

Mars aspires to grow the snacking category in a responsible way and win with more consumers in more snacking occasions. Kellanova will be a cornerstone of that strategic vision, into which Mars will place an intense focus and investment in the years ahead.

•	Over the long term, we expect the combination to increase investment in innovation and new capabilities – and create the enhanced career opportunities for Associates that come with doing so.

43.	I was planning to make some changes to the structure or level of roles within my team. Can I still do that?

•

We are subject to certain restrictions under the merger agreement between signing and closing. We will communicate any additional limitations or restrictions under the merger agreement of which you should be aware given your particular role in the business.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

44.	What will I receive for my current equity awards that are outstanding at the closing?

•

The great news is that at closing, all of your time-based RSUs that were granted prior to signing will fully vest, including your 2022-2024 PSUs that were converted to RSUs at 140% in connection with the spin-off. You will receive $83.50 for each of your RSUs and each dividend equivalent unit accrued or credited with respect to the RSU, subject to applicable tax withholdings.

•

At closing, all outstanding PSUs for which the performance period has ended prior to closing will be deemed vested assuming maximum performance. You will receive $83.50 for each of your PSUs, and dividend equivalents accrued or credited with respect to the PSUs, subject to applicable tax withholdings.

•

At closing, all outstanding PSUs for which the performance period has not ended prior to closing will be deemed vested at the greater of actual and target level performance. You will receive $83.50 for each of your PSUs, and dividend equivalents accrued or credited with respect to the PSUs, subject to applicable tax withholdings, and you will also be eligible to receive a cash retention payment based on the difference between maximum performance and the greater of actual or target performance, which will be paid at the end of the performance period, subject to continued employment.

45.	Will Kellanova continue to grant annual equity awards?

•

If the closing does not occur prior to the 2025 annual grant cycle, Kellanova will continue to make annual equity grants. Any equity grants made between the sign and close will be in the form of RSUs that will be converted into restricted cash awards (the “Converted Cash Awards”) at the closing that are generally subject to the same vesting terms that applied prior to the closing.

46.	What is happening to the ESPP?

•

[US] As is typical in these types of transactions, Kellanova’s U.S. ESPP will not have any new purchase periods following the signing, with the last purchase being September 30. On September 30, 2024, your purchase right will be fully exercised.

•

[US] Participants (U.S. ESPP) will not be permitted to increase any payroll deduction elections or any contributions after the signing (but your current elections will remain in effect), and there will be no new participants after the signing.

•	[US] The ESPP will be terminated at closing.

•	We do not have information at this time for share purchase plans outside the U.S.

47.	What does this transaction mean for my pension?

•	At this time, we do not expect to make any changes to existing pensions.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

48.	Who can I contact for information about my pension?

•	US: 877-694-7554

•	US (Verizon): 269-660-4780

•	US Spanish: 877-405-2744

•	Canada: 877-554-6947

•	Canada (WTW): 888-688-3539

•	Canada (SunLife): 866-881-0583

49.	[US only] What does this mean for my 401(k) and restoration plan?

•

Nothing about your cash compensation or benefits will materially change as a result of this announcement between now and closing – Mars and Kellanova remain separate companies until then, and it is business as usual.

50.	What happens to my PTO/vacation days?

•

Nothing about your cash compensation or benefits will materially change as a result of this announcement between now and closing – Mars and Kellanova remain separate companies until then, and it is business as usual.

•

Mars is generally required to provide Kellanova employees with employee benefits that are substantially comparable in the aggregate to those provided by Kellanova for at least one year following the closing.

51.	What happens to my healthcare benefits (e.g., medical, dental, FSA [U.S. only], life insurance)?

•

Nothing about your compensation or benefits will materially change as a result of this announcement between now and closing – Mars and Kellanova remain separate companies until then, and it is business as usual.

•

Mars and Kellanova have agreed to provide Kellanova employees with employee benefits (including employee leave policies and 401(k) matching and contribution levels but excluding defined benefit plan benefits) that are substantially comparable in the aggregate to those provided by Kellanova for at least one year following the closing.

52.	What is Mars’ policy on working in the office versus working remotely?

•

Mars supports Associates in relevant roles to work flexibly while also ensuring we continue to nurture our people-based culture. Like other organizations, Mars has a hybrid policy which aims to support these dual needs.

53.	Does Mars maintain a Locate for Your Day program? If I’m a remote employee, will I be able to stay remote at Mars?

•

Mars supports Associates in relevant roles to work flexibly while also ensuring we continue to nurture our people-based culture. Like other organizations, Mars has a hybrid policy which aims to support these dual needs.

54.	Does Mars have summer hours?

•

Mars supports Associates in relevant roles to work flexibly while also ensuring we continue to nurture our people-based culture. Like other organizations, Mars has a hybrid policy which aims to support these dual needs.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

55.	What will happen to the Kellanova 25 Year Clubs / 25 Years Employees’ Fund between signing and closing? After closing?

•	Nothing will change prior to closing.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process.

56.	What are Mars’s commitments to gender equity? POC? What are their employee diversity statistics?

•

Mars is committed to fostering an environment where its Associates, which is how Mars refers to their employees, feel valued and respected, regardless of any visible or invisible differences. Where they’re comfortable bringing their authentic selves to work, where they enjoy equal opportunities to be heard, where they feel supported to reach their full potential.

•	Mars publishes more information on this topic on their website: https://www.mars.com/about/inclusion-and-diversity

57.	What will be the impact to the BERGs?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

58.	What BERGs does Mars have?

•

Mars has more than 50 Associate Resource Groups (ARGs), which they leverage to create spaces and communities for Associates of every race, ethnicity, culture, and background to freely and safely engage and express themselves and act as an ally.

59.	What will happen to our Culture of Best?

•	After closing, all of Kellanova will be fully combined with Mars Snacking.

•	Mars has been a family-owned business for over a century. As one of the world’s largest family-owned businesses, Mars thinks about its business in generations.

•

The Mars culture is deeply rooted in its Five Principles – Quality, Responsibility, Mutuality, Efficiency and Freedom. These principles are part of the Mars DNA and guide every employee, which they call Associates, in how they do business.

•

The Mars Associate Concept applies to every person within Mars. It goes beyond treating everyone fairly and equitably; it’s about respecting and valuing differences and ensuring that all feel heard, appreciated and empowered.

•	Mars has a proven track record of successfully expanding its portfolio through M&A by protecting, respecting and nurturing the brands that join Mars.

60.	Will Kellanova continue with its Culture of Best awards between signing and closing?

•	Yes. We will continue to pursue our Culture of Best prior to closing.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

61.	Will Mars continue the Achievers program, or do I need to cash points out at some point?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

62.	What will happen to the Kellogg Company archives?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

63.	What will happen to the company store in Battle Creek?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•

As a company with a long history and deep roots into the communities in which we operate, Mars understands and appreciates the special role Battle Creek plays in the Kellanova culture, as well as the highly complementary category expertise that Kellanova talent brings.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

64.	Will Mars keep WKKI or will it close?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

65.

Now that we’ve announced the transaction, how should we operate the Kellanova business? How should we make decisions regarding medium to long-term projects such as digital transformation, innovation, etc.?

•	It’s business as usual until the transaction closes and we should continue to operate in the ordinary course; nothing will change between signing and closing.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

66.	Kellanova is in the midst of a large scale, enterprise-wide digital transformation journey. Will that project proceed?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

67.	Should we continue to create 2025 plans?

•	It’s business as usual until the transaction closes. 2025 planning will proceed.

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

68.	How does Mars approach innovation and product development?

•

Mars is excited to combine our strengths – our complementary portfolios, routes-to-market and R&D capabilities – to unlock more opportunities for innovation that is both consumer-centric and sustainability-minded.

69.	What will happen to our current R&D projects between signing and closing?

•	Nothing will change between signing and closing.

70.	What will happen to our current R&D projects once the transaction closes?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

71.	Does Mars have global business services? What end-to-end processes does it cover? If so, what does that mean for Kellanova GBS employees?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

72.	Will we have a Global Leadership Summit next year?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

73.	How will Logistics work? Will the supply chain be different at Mars?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•	A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business.

•	We will keep our teams updated as the integration progresses.

74.	We currently have a lot of data, insights, and advanced analytics that we use to conduct our business, how will that migrate or be shared with Mars?

•	This announcement is the first step toward uniting Kellanova and Mars – there are many specifics that we will determine as part of the integration process, which will begin at closing.

•

A joint integration team of leaders from both Mars and Kellanova will be assembled at the appropriate time to determine how best to combine Kellanova with the Mars Snacking business. You should not share that data, insights, or analytics with anyone at Mars without express permission from Kellanova Legal.

•	We will keep our teams updated as the integration progresses.

75.	How will this impact our e-commerce system?

•

Importantly, today’s announcement is just the first step toward uniting Kellanova and Mars. The companies will remain entirely independent prior to closing and it will continue to be business as usual in all respects.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

•	We will keep our teams and partners updated as the integration progresses.

76.	What should I do if I get a question from media?

•	Per our policy, refer any questions from media to our Kellanova Media Hotline, media.hotline@kellanova.com or 269-961-3799.

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, stockholder and regulatory approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail

MAC Quick Communications Guide | Kellanova to Combine with Mars | Issued: Aug. 14, 2024

the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

August 14, 2024 Global Town Hall

Forward-Looking Statements This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Incorporated, stockholder and regulatory approvals, the expected timetable for completing the Merger and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period. All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Additional Information about the Proposed Merger and Where to Find It A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor.Kellanova.com. No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and "Stock Ownership–Officer and Director Stock Ownership" sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024, February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons' SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor.Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC. Forward Looking Statements and Legal Disclaimers |

Pull down slides

Steve to speak directly to room / camera

Kellanova

| 3

| Steve to speak directly to room / camera Pull down slides

MARS

Snacking

M&M's | Snickers | Twix | Dove | Extra | KIND | Nature's Bakery

Food & Nutrition

Petcare

Kellanova | 4

| Snacking Food & Nutrition Petcare

MARS x Kellanova

Snacking is better together

MARS Snacking

Kellanova

MARS

Kellanova

2 billion-dollar brands	**100+** year old business
$13+ billion 2023 net sales	**~23,000** employees

Kellanova

| 5

| 2 billion-dollar brands $13+ billion 2023 net sales 100+ year old business ~23,000 employees 15 billion-dollar brands $50+ billion 2023 net sales 100+ year old business 150,000+ Associates

Two values-based businesses with shared roots

Kellanova

VALUES

Integrity

Accountability

Courage

MARS

The Five Principles

Quality Responsibility Mutuality Efficiency Freedom

Kellanova

| 6

Two values-based businesses with shared roots | Integrity We do what's right, the right way. Accountability We are empowered, take ownership, and deliver.

Guided by similar purposes | Our Purpose Creating better days and a place at the table for everyone through our trusted food brands Mars, Incorporated’s Purpose Better food today. A better world tomorrow. Mars Snacking’s Purpose Inspiring moments of everyday happiness Snacking

Snacking is better together

MARS Snacking X Kellanova

M&M's*
SNICKERS*
TWIX*
Dove*
extra*
KIND
NATURE'S BAKERY

PRINGLES*
CHEEZ-IT*
CLUB crackers
pop-tarts
Eggo
RICE KRISPIES TREATS
Kellogg's

| *Billion-dollar brands. Note: Select Mars Snacking and Kellanova brands/products.

Kellanova

Continuing Our Journey To Unleash Kellanova's Potential

1909
Rebrands as Kellogg Toasted Corn Flake Company

1914–2000s
Continues to grow geographic footprint and diversify product portfolio to include differentiated brands like Eggo, Nutri-Grain, and Morningstar Farms

1964
Introduces first non-cereal product: Pop-Tarts

2001
Acquires Keebler Company, including Cheez-It brand

2012
Acquires Pringles and becomes the second-largest snack food company globally

2015
Announces joint venture with Tolaram, creating a significant emerging markets presence

2016
Acquires Parati, home to iconic regional brands in Latin America

2017
Acquires RXBAR

Exits from Direct Store Delivery (DSD), reinvesting in snacking

2019
Divests the Keebler business, creating a more focused portfolio

2022
Announces spin-off of North American cereal company, with the goal of unlocking the full potential of both companies

2023
Becomes Kellanova as spin is completed

Kellanova | 9

|

Next steps

Today is just the first step.

In the meantime, business as usual.

Integration team to come.

Support one another.

Committed to keeping you informed.

Kellanova | 10

Next steps | Today is just the first step. In the meantime, business as usual. Integration team to come. Committed to keeping you informed. Support one another.

Top Questions | What is the rationale for doing this now after we’ve just established ourselves as Kellanova?

Top Questions

Are layoffs expected? Is my job safe?

Kellanova | 12

Top Questions | Are layoffs expected? Is my job safe?

Top Questions | Post close, what will happen to the Kellanova name? Our brands?

Top Questions | Does Mars plan to close any Kellanova facilities?

| Post close, where will the Mars/Kellanova business be run from? Top Questions

Top Questions | How do the Mars and Kellanova geographic and manufacturing footprints compare?

Top Questions | As a shareowner, what happens to my current shares of Kellanova upon the closing of this transaction?

Top Questions | When is the transaction expected to close? How will this announcement impact the day-to-day Kellanova business activities in the meantime?

Q&A

Resources

Overview Portfolio Resources FAQs
MARS x Kellanova
Snacking is Better Together

FutureOfSnacking.com

AskUs Email Inbox for Qs

AskUs@kellanova.com

Kellanova | 20

Resources | AskUs Email Inbox for Qs AskUs@kellanova.com FutureOfSnacking.com

Thank You

Steve Cahillane and Poul Weihrauch on CNBC’s “Money Movers” with Sara Eisen

Sara Eisen:

Welcome back. Let’s turn now to the M&A news of the day. You know Mars for brands like M&Ms, Snickers, Twix. You know Kellanova for brands like Pringles and Cheez-Its. And today, the two companies are announcing plans to get together. Mars is buying Kellanova at a deal valued at nearly $36 billion, including debt. It is the biggest deal so far of the year. Joining us now in a CNBC exclusive, the heads of both companies, Mars CEO Poul Weihrauch, and Kellanova CEO, Steve Cahillane. Gentlemen, good morning. Thank you for taking the time.

Steve Cahillane:

Good morning, Sara, good to be with you.

Poul Weihrauch:

Good morning, thank you for having us.

Sara:

Poul, I’ll start with you, because I don’t get to speak with you as often. Just tell us about the strategic rationale here. Why Kellanova and why right now?

Poul:

Well, if you think about it, this is a story about two iconic American businesses coming together, and it’s a story about a complementary deal when it comes to our geographical footprint, when it comes to the categories we operate in, and when it comes to our brands. So, it’s really a perfect fit, if you will, from that point of view. Why now? We have been studying how we grow the snacking business. We have been admiring the work that Steve and his team have been carrying out the last couple of years, we have been admiring the brands, and we thought, let’s have a conversation. I gave Steve a call and, thankfully, he answered it, and we had a very good conversation. This is a fantastic deal with benefits for Kellanova, with benefits for us, for consumers, for customers, and the many people that work for us.

Sara:

So Steve, maybe you could tell us a little bit more about that process and how that deal came together, because I’ve heard that there were other interested parties here, as well?

Steve:

Well, Sara, again, thanks for having us. You know, we did the spin, as you well know. We had three quarters of very positive results. We had proven that we were a faster-growing, higher-margin business with differentiated brands and a great geographic portfolio. Poul and his team, to their credit, recognized that. He did make the call a couple of months ago. Initially, we were very, very positive about our independence and our ability to deliver shareowner value with that independence, but Poul made a compelling case. And the industrial logic is very, very strong. If you think about two examples he just gave: you know, they have a huge China business, we have a very small China business. Imagine the Pringles we could sell in China, the Cheez-Its we could sell in China. If you think about our Africa business, where we have a big business, they have a small business. The same thing: how many M&M’S and Twix can we sell in Africa? So, the complementary nature really supported the industrial logic. And, we kept talking and kept talking. And, this is a great day for our shareowners, it really makes tremendous – ah – creates tremendous value for our shareowners. And, I think the brands under the Mars ownership for the next generation and generations beyond is a fabulous home for our brands and our —

Sara:

So, this wasn’t always part of the plan, Steve? I remember when we talked, when you split the company into three, and did that spin that just closed last year.

Steve:

It was never part of the plan, Sara. It was always a part of the plan to create value for our shareowners. We wake up every day with that in mind. How do we create maximum value? We have two big share owners in our Board room – the Gund family and the Kellogg Foundation, so it’s always on our mind, but this deal really represents the best outcome for our shareowners. And it was really Poul who stimulated it with that telephone call. We were not looking to sell the business, but equally, when you’re a publicly traded company, you’re for sale every day, and if someone comes and makes a compelling offer, then you have to listen.

Sara:

I wonder if the presence of an activist investor helped lead you at all to this place, or to consider boosting returns for shareholders in the form of a deal?

Steve:

No, it didn’t, Sara. You know, we have lots of shareowners. We listen to our shareowners. As I said, we’ve got two big ones in the Board room. It was really Poul when he came calling that stimulated it. So, there was no pressure from an activist that had anything to do with our thinking on our side. I don’t know if it had anything to do with you, Poul?

Poul:

No, it was not a consideration on our side. What we were focused on was to create a business that had a geographical complementary, bring great brands together for the benefit of consumers and customers around the world. That was what it was about. And, as Steve says the industrial logic is very compelling here and we certainly hope, too, that the Kellanova shareowners are very happy.

Sara:

What about synergies, Poul? I know you don’t necessarily have to justify the premium that you’re paying, but you are paying a lot for it. What can you tell us about what synergies there will be? And any potential layoffs to be aware of?

Poul:

Well, first of all, if we look at our track record as a business, when it comes to mergers and acquisitions, many years ago, we bought Royal Canin, a big pet food company. It’s now the biggest pet food brand in the world. And later, we bought Wrigley, as has been mentioned, based out of Chicago here, and had a fabulous deal that now manages our combined snacking business. We also made a strong foray into the veterinary business with VCA and many other deals in this space and have had great returns for our shareholders on this deal and completed a transformation in Mars, Incorporated. We buy businesses to grow businesses, and we look to grow for generations. And of course, we are concerned about getting the right return, but we don’t look quarter to quarter. So, this is a story of growth. This is a story of how can we use the strength of Kellanova in Africa, a continent that will account for 50% of the population growth on the planet until 2050, to grow stronger for Mars, Incorporated. Likewise for Latin America. And like Steve said, in China, we have a huge business. I’ve just come back this weekend from China, we visit [are in] 2.3 million stores in China and see great opportunities in countries like that. So, it’s really a story about growth synergies more than anything else.

Sara:

I wonder if it – at all – if it is a reflection, in part, Poul, about the volatile cocoa market. We have seen cocoa prices skyrocket in recent years and the overall outlook for chocolates and sweet snacks to get more diversified into the saltier ones.

Poul:

You’re absolutely right that the cocoa market has been particularly volatile. And if you go ten years back, it’s a completely abnormal situation we find ourselves in – we have been in chocolates since 1911. We will continue to be in chocolate and focus on it. We, even as late as last year, we acquired Hotel Chocolat to strengthen our chocolate business. So, we will continue to grow our chocolate business. We will continue to grow our chewing gum business, and we are very happy to welcome salty and crackers into our fold in Mars. So, it’s not a reflection on cocoa. In a hundred years, Mars, Incorporated will be in chocolate.

Sara:

Steve, what about any anti-trust concerns here? This has been a tough FTC. I know you guys have emphasized you’re in a lot of different categories within the snacking business, but there is some overlap, particularly in the bars category, where I saw a combined 25% market share. So, do you anticipate any challenges there?

Steve:

We don’t. We’ll work with the regulators along with Mars, obviously. But if you just take a stroll down the aisle in a supermarket of the bars, it is an incredibly fragmented space, with lots of choices for consumers. And it’s literally the only overlap that we have. We have very complementary portfolios and geographies. So, we’ll work with the FTC and don’t foresee any issues.

Sara:

I don’t know. Poul, was this a consideration for you at all in making this deal? And under this regime, big is bad.

Poul:

Well, we operate in many countries around the world, and as Steve mentioned, this is a very complementary deal. I mean, if you take it very practically, we have a chocolate factory. A chocolate factory can’t make Pringles, can’t make RXBAR. We have a chewing gum factory, can’t do anything else other than chewing gum. So, it’s really complementary here, and we are not too concerned about any concerns in this area. But we will, of course, work in a very collaborative way with regulators around the world.

Sara:

I also wanted to ask you, Poul, now that you’ve already had such a big portfolio of sweet snacks and now the salty snacks. The GLP-1 issue, the fact that it is just growing exponentially in terms of popularity and effectiveness in fighting obesity and diabetes, do you see it as a headwind for your business overall in the long-term?

Poul:

Well first of all, if you look at snacking over say 50 years and take a long-term horizon, it keeps evolving. And, one of the very attractive things about the portfolio of Kellanova is brands like Nutri-Grain, its brands like RXBAR, Kellogg’s Special K bar, etc. So, it is a portfolio that’s attractive, but snacking is a very attractive category to be in. It grows everywhere around the world, and it has good traction. And I think, Steve, you told me this morning that every single can of Pringles you can produce is being sold, so yes of course there is an interest in GLP-1 but, you know, consumers will continue to explore different types of snacking around the world.

Sara:

I mean, I do wonder what the outlook, Steve, is between that, the reduced dependence on sugar, potential regulation around sugar or salt, you know from governments around the world – investors are still wondering about long-term growth prospects for packaged food companies, which is why they see increased deals like this happening?

Steve:

Yes, Sara, I’m still bullish. You know, we’ve been innovating for years around formulating and reformulating our products to address the health and wellness concerns of consumers and regulators. You see us taking sodium out, you see us reducing sugar, you see us doing all of these things. You know, Poul’s mention around GLP-1 I think is spot on and if you think about, you know, sugar as an ingredient thirty years ago, that’s what invented Diet Coke. So GLP-1s haven’t faced innovation yet, and depending on how consumers react – and we have yet to see any material impact on our business at all – but it’s before things like portion control, reformulation, innovation, and so forth, and so I see our combined entities and the innovation capabilities that we have, and I see that as a way really to face into any kind of consumer trends that will change, and so far we just we just haven’t seen it.

Sara:

One question Poul, as this is obviously a big integration, and it’s going to require a lot of work when it comes to keeping employees focused, a lot of different categories, and now you’re competitive with more companies that are also very competitive, like a Pepsi with Lay’s or a Campbell’s, obviously Mondelez has already been a big competitor for you, so how are you going to do that while at the same time be focused on paying down the debt and remaining in growth mode?

Poul:

Well, the best insurance a business can have is to bid on fantastic people. We have great people that run the business. We were a chocolate company, we bought a chewing gum company called Wrigley, we expanded the portfolio, and we got fantastic people into Mars, Incorporated. This time, we’ll get another set of very good people into our business and put the capabilities to work and that’s the best way to do it. The best insurance you have in a business is to focus on your people, develop them, allow them to get on with the job, and in my experience, ninety percent of the issues of the business disappear when you do that.

Sara:

Do you think we’ll see more integration, Steve, like this, with the industry sort of focused on volume growth after the price increases of the last few years have worn off?

Steve:

Yeah, I think it’s quite possible, Sara. I think this is obviously a very value-creating deal for both of us, and I think it could send the signals to the market to look for other value creations. You know the food business has always been active and then slow, and then active again, with lots of permutations, so hard to predict, but I wouldn’t bet against it.

Sara:

Poul, what do you think is going to happen with food inflation? We just got a report this morning showing it continues to moderate, especially at the grocery versus at the restaurants, but what do you see for the coming years?

Poul:

I mean we see a very mixed picture. We see little cocoa and sugar, which has still inflation and thankfully a lot of other areas are coming down. It’s our job as a business to try and absorb as much of these input cost as possible and pass on as little as required to the consumers, and we believe that coming together will make us stronger in absorbing these shocks, and let’s hope that we see the CPI continuing down and we get back to lower levels because people have lived very difficult times with the inflation, not just in the food industry, but outside of the food arena, as well, so we are very focused on making sure that that we do that.

Sara:

And finally, just a few technical questions. Steve, what happens to you in this deal? Are you, are you going on, and what happens to the headquarters?

Steve:

So, I’m singularly focused on making this transaction a successful one for our people and for the Mars people, and so up until close that will be my singular focus. I will exit after the close, obviously, and then we’ll see what the next chapter is. In terms of the headquarters, we’re here in Chicago, but so is Mars Snacking global headquarters, here in Chicago. Poul and the organization made a great statement about Battle Creek, and Battle Creek remaining a core facility, a core location, so we see that as very positive, as well.

Sara:

Yeah, probably some synergies there, too. Well, gentleman, thank you both very much for taking the time and taking the questions that I know investors have today. We appreciate it.

Steve:

Thanks, Sara.

Poul:

Thank you.

Sara:

Thank you, Steve and Poul, on the deal of the day.

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February  20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024,  February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Global Town Hall Transcript – Featuring CEO, Steve Cahillane

Please welcome Kellanova, Chairman, CEO and President Steve Cahillane.

Hello everybody, it is really great to be with you. Today is a momentous day. There are really no other words I can use to describe this other than momentous.

You know, we have a long history at Kellogg, now Kellanova, 118 years in the making, and I’m incredibly proud of this team and what we’ve accomplished.

So, the announcement that we’re making today is that late yesterday evening we signed a definitive agreement to merge with Mars Incorporated.

So, Mars Incorporated is buying Kellanova. The transaction value which you may have read is 36 Billion dollars which makes this the third largest consumer goods deal in history.

One of the largest in food. This an incredible commitment to this business and a real love for this Business. They’re taking on $29 billion dollars in debt and assuming $6 billion dollars of our own debt in order to make this transaction possible. That’s incredible and it speaks to what we have all created here together.

We went through the spin to create this business and we did that.

A couple of things I want to tell you.

We did not do that with any designs on putting ourselves up for sale. We had three quarters of exceptional growth and if you look at the sale, you know you look at the sell side analyst broker reports coming out of the last quarter they’re perhaps the best that we’ve ever published.

They talked about what Amit and I talked about. And what the executive committee talked about when they announced the spin all those months ago, that we’re going to be a faster growing higher margin business. Look at it they’re doing it. They’ve actually created this.

That’s what attracted the Mars company. They were watching that, others were watching that, and they said this asset is unbelievable.

And we were again, not looking to sell this company, but when you’re a public company, you’re for sale every day.

And so, several months ago I got a call from Mars asking to get together for lunch, and they presented the industrial logic of putting the two businesses together.

Think about all the confectionery businesses that they have.

Think about the salty business, the frozen business, our Morning Star Farms.

All those businesses are highly complementary, we talked about the geographies—we have a very small business in China, they have a very large business in China. They have a very small geographies like their business in Africa. We have a very large business in Africa. Then with that, my view was. The complementary nature of the categories. We’re going it alone because we’ve created this and this is incredibly valuable.

But they persisted and persisted and persisted and we came to a deal.

Which is what we’re announcing today.

The CEO of Mars Incorporated is here with us today. We’re going to do a fireside chat later this afternoon. He and I have been doing media interviews, joint media interviews all day long, all morning long, and will continue this afternoon. So, I’m entirely off script, but I wanted to share that with you. Let’s talk a little bit about Mars and who they are. So, if we could go to that slide, please.

So, since its founding, Mars has been a private company. Mars is family owned.

They have over $50 billion in sales and over 150,000 employees that makes them one of the largest family-owned businesses in the entire world. You probably know many of their brands. You can see them here M&Ms, Snickers, Twix, Dove, Extra chewing gum which they purchased a few years ago. Nature’s Bakery.

They’re huge in pet care, Pearl, Royal, Canaan. They own a huge veterinary business as well, but I think one of the pet care brands, Pedigree, Banfield, Whiskas, Blue like a private equity firm. Now this is a family business that invests in brands to grow brands for the long term, and that’s what attracted them to us.

Let’s talk a little bit about who Mars is in terms of sustainability and important things like us.

So, they have a compelling philanthropy. If we could go to the next slide.

And highly compatible business with ours. You can see that here with the snacking is Better Together I talked about this, you know the sweet snacking that they have.

Our salty snacking. You can see here the types of businesses that we’re bringing together. We have $2 billion dollar brands, they have multiple billion-dollar brands like us. They’ve been on a global journey. They announced a year ago, that they wanted to double their snacking business. This takes them a long way to towards doubling their snacking business. We go to the next slide.

Two values-based businesses with very shared roots.

So, if you think about it, 118 years ago, the WK Kellogg Company was founded in Battle Creek, MI.

A few short later, Mars family business was started in Minnesota. So, kind of Midwest and it’s hard to imagine the two founders one day if they could see what’s happened today, those two family businesses coming together to create a global snacking powerhouse.

They didn’t know it at the time, and we didn’t know it when we said just a few short months ago or maybe a year ago that we were going to create the best global snacking powerhouse. Well, today we’ve created the global snacking powerhouse.

I think this is going to be the best snacking business that there is anywhere in the world. We can go to the next slide.

So, similar purposes if you look at Mars, Mars talks about better food today, a better world tomorrow and their snacking business, more snacking purpose, inspiring moments of everyday happiness so there is a seat at the table for all of us as we think about putting these two businesses together. If we go to the next slide, please.

Go to the next slide, please, Zack so snacking is Better Together. I’ve talked about the complementary nature of this, the fact that they are you investing in this business because they want to grow this business. Next slide, please.

So, I want to talk a little bit about the journey that we’ve been on and how we’re going to take this going forward. So, I said multiple times now we were not creating this new Kellanova business in order to be sold.

But I want to just reflect a moment on the journey that we’ve been on and the courage that I know everybody in this organization has demonstrated over the course of you know, my seven years here and I know long before that, you know, when I joined this business seven years ago, we were just exiting from D.S.D—that decision had been made. I looked at it, you know, we had time to reverse it if that were the case.

And I knew from the moment I walked in the door that it was absolutely the right decision.

Having come from D.S.D. businesses, it was a courageous decision but it was not an easy decision. Then we divested the Keebler business. Again, not an easy decision but the right decision. We double down in Africa. That is not for the faint of heart to have that type of of business in Africa and we’ve created a stunning business in Africa.

And then we did the divestiture, you know, spun off WK Kellogg Company.

Courageous, courageous move by the entire team and this represents the next generation for these storied brands. I understand that and I want to acknowledge the tremendous mix of emotions that I know you’re all feeling. I’ve had time to digest this, you know, I’ve had time to live with this, but I understand, I really do. This is, this was, as I’ve said many times my dream job. This is a phenomenal company that we have built together, but these brands are going to do incredibly well under the stewardship of Mars Incorporated, which is going to include many, many of our associates if not all of our associates because we’re going to put together working groups from the Mars side from the Kellanova side.

These teams will work together on an integration plan.

That says, how does Kellanova get incorporated into the Mars snacking division?

We’re going to do that. And if you think about the categories and the brands that we’re in they have chewing gum factories, they make chewing gum, they have category teams that work on chewing gum. We don’t.

They have chocolate plants that make chocolate and they have category teams that work on chocolate. We don’t. We have tremendous salty snacking facilities in Cheez-it and in Pringles.

They don’t have that capability. We have category expertise in category teams and brand, brand marketers of brilliance that work on those categories. They do not. We have a huge cereal business in Latin America, in Europe and around the world. They do not. We have a frozen business here in the United States with brands like Eggo and MorningStar Farms.

They do not. So, you think about the complementary nature of these two. There is a tremendous opportunity, but I know it comes with uncertainty and the leadership team, myself, my executive committee, are committed to doing the best for our people as we navigate the next several months and we don’t know exactly when this deal will close.

It has the customary regulatory approvals which are necessary, we’ve a journey from here to

So, we’ve announced in the press release that we would expect it to close sometime in the first half of next year.

To get there and so if we go to the next slide, before we open it for Q and A, talk through these next steps.

So, if we go to the next slide, some of the questions that I know you have that I want to help with because I know and in know situations like this, it’s not always easy to ask questions and we’ve tried to anticipate what some of those questions are so as you think about what questions that you may have for me or for the leadership team, you know we’ve teed up a couple. What is the rationale for doing this now after we’ve just established ourselves as Kellanova?

And so, I’ve talked this but again, probably for the third time or fourth time, we were not looking to sell the business. So, the rationale really is from the Mars standpoint, they saw something of incredible value a very incredible value with it and they wanted to incorporate it into their business.

A storied history and heritage and they fell in love.

To entertain what’s best for share owners and when somebody comes and makes an offer, and in this case with tremendous brands, and tremendous people.

For us, when you’re a public business, you have a a $36 billion enterprise value offer representing a premium that is absolutely top decile, it is indeed a compelling offer that the board of directors has to take very seriously. So it’s a phenomenal deal for our share owners, many of many of whom you are. You know there’s lots and lots of our associates who were share owners.

Can we go to the next slide, please, are layoffs expected, is my job safe? And so, this is a tough question and really the answer is we can’t know what the future holds, but we will work on this together with the Mars team and our team as we put together an integration plan that brings these two phenomenal businesses together. But as I just mentioned, there’s so many areas where we have expertise, capability, categories, geographies, and they do not. There’s lots and lots of areas where there is no overlap, which is one of the reasons we think that the regulatory approvals will not be difficult.

And so that speaks to the types of opportunities that our 23,000 people will have as we go forward. They have 150,000 associates, we have 23,000, and there’s not a lot of overlap, but we’ll continue to address that. And my promise to all of you is to work with a level of transparency, as we’ve always tried to do, and treat people with dignity, kindness and empathy as we go forward because I know these times are uncertain.

Believe me, this is something that we will continue to hold you know, close to our hearts.

Post close, what will happen to the Kellanova name? What will happen to our brands? So, let me start with our brands. You know the Mars company was attracted as I’ve said several times now this morning because of our brands, because of the storied heritage history and tradition.

They have zero plans to sunset any of our brands to change any of our brands. They, you know, they ponied up what they did because they want to own these brands and bring them into Mars Incorporated.

The Kellanova name itself will be sunset. It will not have a purpose. It was a corporate name all of our brands will be folded into the Mars snacking division which by the way is headquartered, right here in Chicago. They’ve also made a commitment commitment, maybe not the right word, but they’ve made a definitive statement that Battle Creek will be a core location for them moving forward, which I think is indeed quite important for us as we think about the storied history of our Battle Creek location and so many associates that we have based in Battle Creek. We go to the next slide please.

Does Mars plan to close any Kellanova facilities? Again, we’ll be talking about that in the future, but as I think about all of our factories, none of their factories can make what we make we also talked about our geographies and the complementary natures of that but obviously there is going to be some overlap. So, these are the types of things that will address as we think about integrating these two businesses together.

Post close where will the Mars Kellanova business be run from? It will be run from Chicago, as I mentioned they have a global snacking headquarters here in Chicago. They have a long history in Chicago. You know they bought the Wrigley business some, I think almost 20 years ago. That was a $23 billion acquisition and this dwarfs that acquisition, but that really expanded their footprint here in Chicago. So, it’ll be run from Chicago, but again, there’ll be a core facility in Battle Creek and in obviously other areas around the world.

Next slide please, how do the Mars and Kellanova geographic and manufacturing footprints compare? I think I talked to that already some of the complementary natures are clearly the China a business which unlocks [Inaudible] just imagine, from we sell almost none in China and with their enormous business in China, I mean Pringles could be almost overnight an enormous brand in China, same in Africa, which I already mentioned. For their brand, so an incredible combination of the way those things can come together, which is obviously one of the things that really excites them. This is a growth story. This is a growth play much more than it is anything. The next slide please, as share owners, what happens to my current shares of Kellanova upon the closing of this transaction for those of us who are share owners? Upon the closing date you’ll receive essentially cash.

For all of your Kellanova shares at a price of $83.50. Technically what happens now? The deal was unfortunately leaked to the press and you saw what happened to our stock price, by the way, after our earnings, which I already mentioned, our stock had touched a 52 week high. So those sell side analysts that I talked about, the buy side analysts were getting it even more and saying hey the story here is real. Look at what these guys are doing then the story leaked and the stock ran up to 70. I suspect, I haven’t had time to even check today, but I suspect it’s probably $80.00 right now. It’ll probably trade right around there until the close of the transaction. May creep up, may creep down, but upon the closing the transaction all Kellanova share owners will receive a cash payment of shares.

When is the transaction expected to close? How will this announcement impact the day-to-day Kellanova business activities in the meantime? So, I mentioned we’re going to work to close this transaction as fast as possible. That’s typically what you want to do in an environment like this, but we do need to get those regulatory approvals primarily in the United States where there’s the most overlap and active Federal Trade Commission, but there’s a number of geographies around the world where we’ll also be working.

In terms of the day-to-day, we’re going to focus singularly on keeping our moment we want to do that for a couple of reasons. We want to do that because we show pride in this business. We want to continue having the best year that this company has to strengthen this business and show exactly what we can do that we are, in fact, on a journey to become the best Snacking led powerhouse that there is and we also want to drive the best positive results.

For all of us, every one of our people who have incentive compensation against the results, that’s what we want to do. We’re going to focus intently on things that we stop, you know, projects that we may have been considering because we were thinking about what’s best for five years from now, we’ll work with the Mars team towards integration, but that won’t be a large number of people. We’re not going to distract a lot of people. We’ll put together a core group of people. Who work with the Mars team to to create the vision for the future. But we’re going to focus intently on having the best possible year that we can have and so for the vast majority, 99% of us, that will be focusing on the day-to-day job that we have to do. And I know that will come with a lot of distractions. I know the next couple of days are going to be tough to focus, but I know this team and I know that after a short period of time you’re going to get back to winning in the marketplace, focusing on our customers, focusing on our consumers because that’s what we do, focusing on our brands focusing on each other and supporting each other and that’s what I fully expect to happen.

So.Happy to take questions from here in the room from obviously online. So Kris, over to you.

KRIS: All right, thank you. Can you hear me all right?

Excellent. Steve, we have a number of questions. Who’ve already come in from our employees and I’ll start rolling and I’d encourage you if you’re online to ask and then I’ll also call for folks here in the room in a bit Let’s talk about the day to day number of questions coming in I understand we need to be focused on the day to day from a but from a practical matter, what about 2025 plans or some of the other big projects that we’re working. How should we think about that?

STEVE: Great, great question. So the big projects we’re going to sit together as an executive committee Monday and we’re going to basically start the process of saying what are all the non-day-to-day projects that we’re working on? What are we going to keep working on what are we going to stop so that we can focus even more on the day to day. In terms of the 2025 plan we’re going to put together a winning 2025 plan. So the plans agendas will continue. We may shorten the process a little bit, we may include less kind of presentations and so forth and really zero in on what is a winning brand plan? What’s a winning people plan for 2025? That’s what we expect. That is what’s expected of us and we will put together that plan ourselves because up until close we are a publicly traded independent business. And so that is our obligation and that’s what we will do.

We will coordinate with the Mars team in terms of what an integrated company will look like going forward but we will build a 2025 plan just as we always have.

KRIS: and so I think we can look to your executive committee members for more information in the coming weeks about specific projects. OK. So what about frozen? You talked about our different categories. There are a number of questions because they have a real snacking focus as you discussed what about our categories like Frozen about international cereal noodles? How does Mars see that fitting into their future?

STEVE: They have [are] very excited about those categories and so I’ve had a number of of discussions with them, with their CEO they love those businesses. They have a food division and a food business. Haven’t made decisions about whether or not they’ll take Eggo and Morningstar Farms and put them in their food division. They might, but they love those businesses. They, you know, Poul talked this morning to several members of the press how Morningstar Farms is in his pantry it’s loved by his family. They talked about Eggo and the power of that differentiated brand the occasions that it unlocks for them the international cereal business very very attractive to them. You just think about from the procurement side. The number of grains that they buy for their pet business now with our international cereal. Energy on the procurement side that they’ve already talked about and are excited about the noodles business they’ve asked Amit and I quite a lot about that and they’ve asked about what are the international expansion opportunities for that noodles business they think it they think it could travel around the world so by no means do they look at those as uninteresting they look at those as incredibly interesting, the snacking portfolio will go in the snacking, but the food businesses that we have, they’re very excited about.

KRIS: Thank you so many people have never worked for a private company before. We’ve got a number of questions. Can you speak to the differences between working for a private and a public company and what that might feel like in the future?

STEVE: Yeah, so I have had the great privilege to work for privately held businesses and public businesses. But they’re different, and they’re different in different ways. And so one of the things you’ll hear Poul talk about is how if you’re working for a private business, you can think in generations and not in ions and not in quarters now I like to think as a publicly Listed company, we have done a phenomenal job in thinking around both. We have to deliver the quarter while we deliver the year while we deliver the next generation for the business. But as a privately held business, you really truly have no pressure around quarterly you have no pressure around yearly you have pressure around generations and there are family-owned business now with the 5th generation and they take very little money out of the business, very little dividends out of the business. They reinvest their cash into the business to grow the business and this is a huge acquisition for them. Enormous acquisition as I’ve mentioned several times and I think it shows A level of commitment. That is profound. And so they’ll be thinking about how they create this opportunity to turn over this business to the next generation and the generation beyond that and that’s really how they think as a family owned business.

KRIS: Thank you. It seems to be a lot of confusion, Steve on stock conversion. Pardon me should I sell my shares before close? Can I still buy stock? Can you help illuminate that?

STEVE: Yeah, I would say I’m not gonna be a financial advisor to anybody. So you make your own decisions depending on who you are and where you are in the organization. Sometimes you can’t sell shares if it’s a blackout period. So consult your financial advisors, consult anybody who who you need to consult. There will be just to say tell you technically what will happen. Today and over the course of the coming days, weeks and months. There will be a lot of institutional investors who are selling their shares because they’ll look at the opportunity to sell at $80.00 and the time value of money versus an 83.50 in the future and they’ll be a lot of what they call arbitrary, you know, arbitrage traders or Arbs who are coming into the stock who are betting about the time value of money, the dividends that are getting paid the likelihood of close and all those types of things. So you’re going to hear a lot of things around. Our stock and what you ought to do with it but it’s really a personal decision based on how you think about that. I think there’s a very [inaudible} Of this transaction closing, there’s a huge commitment on both parties for it to close. There is an uncertainty as to exactly when that date will be, but those are, you know that that’s really the decision that you that you all need to make.

KRIS: Thank you so number of questions coming in about our stakeholder communications. I’ll take that and then ask you to chime in with anything you’d like to add. So of course customers suppliers, agency partners, government. Community, our better days partners these are all people who are interested intensely in this news, just as we are. And we have executed a very thorough global communications plan partnering with stakeholder relationship owners around the world to get the news out proactively. Share what we know as we know it, what I would say the key messages for our suppliers and customers for example, are as well as many of our other audiences this is business as usual, your contact day-to-day will remain the same and you can count on us to continue to drive business momentum. Anything you’d like to add there, Steve?

STEVE: I think you said about business as usual customers, customer outreach is happening right now. I texted four or five of our big customers this morning and I suspect we’ll be having conversations. Nico, Dave, Victor Shumit will be having conversations with, you know, the large customers all around the globe, really stress our commitment to business as usual to provide a frictionless environment. My experience, that’s what customers want. They don’t make my life any more complicated, make my life better by a transaction like this. So that’s what we’ll endeavor to do.

KRIS: That’s right, what I would encourage you to do if you get questions, we have a dedicated website just like we did through Spin. It’s called Future of Snacking Dot com. Direct people to that site—single source of truth. The easiest way to go. And the other thing I’d say is if you have a role to play in outreach. Your manager or leader will let you know that and provide materials to you.

Another question about stakeholders is the company we created when we spun off our North American cereal business, WK Kellogg Co. What will this mean for our TSA agreement number one and #2 for our shared trademark Agreement.

STEVE: So Mars basically inherits everything and every obligation that we worked out with WKKC, that’s transferable. They will, they’re committed to the TSA and they will deliver against the TSA. John Kaczynski’s our point person there. He’s well aware of that. I talked to Gary Pilnick this morning, early this morning. He’s very excited for the team, understands who Mars is and thinks that this is the, you know, a great thing for the company, for our people, for the brands he has a high degree of confidence in our ability to continue to deliver that TSA in terms of the, you know, licensing agreement, the trademark agreement, that’s all transferable as well, so. At close Mars becomes the take on all the obligations that Kellanova has.

KRIS: Let’s talk about culture of Best, which we just rolled out and our employees have embraced. Will we continue to honor that as well as our Best of Kellanova Awards in between signing and closing?

STEVE: Yes we will. And so when I said 2024, we’re going to deliver the best year, we possibly absolutely can. I think that’s a a culture of best.

As we put these working teams together, know there’s a lot, I think that Mars is gonna fall in love with. I mean, I really think that this transaction creates the best snacking powerhouse in the world. And you know, so we’re gonna continue to drive that and drive that and drive that and if you’re one of our competitors. To wake up to if you’re one of them and so let’s know, let’s take it to him. Let’s just continue to take it to him.

KRIS: Another key stakeholder is our union members and leadership. Can you speak a little bit about what this transaction means for our collective bargaining agreements?

STEVE: So the collective bargaining agreements get honored, nothing changes with the transaction. So again, those CBAs are all transferable to Mars. Upon closing, not a single change.

KRIS: Thank you. I’m going to transition to some employee questions regarding compensation and other areas and ask Melissa Howell, who’s in our Battle Creek location to open her line. Melissa, are you available for a few questions?

MELISSA: I am.

KRIS: Thank you. So, one of the questions there’s quite a few, we’ll take them one at a time here is out our BERGs? They’re an important part of our culture. Really meaningful to our employees. Will they continue and does. Mars honor Berg’s as well?

MELISSA: So Steve talked about the values of Mars and one of them is to support differences. So it’s embedded in their values and their culture. Mars has fifty business employee resource groups, I don’t think they call them BERGs, but there’s fifty of them, so think about that globally, 50 different BERGs. So what that would say to all of us is absolutely they’re going to support BERGs within their within their company and through us joining them I think the process that needs to happen now is looking at what our BERGs are versus theirs to make sure that we have a match. So more to come on that.

KRIS: Thank you. What about, how should we think about open roles? Will there be a hiring freeze? I’m sure many folks are in the process of interviewing for open roles. Can you provide some direction to us there?

MELISSA: Yeah, So of course we’ve got open rolls. Our talent acquisition team has them as we speak. The first promises I would say is that we need to run the business. So we need to run the business between now and close and if those openings are critical to doing that, then yes we will hire people and of course tell them exactly what’s happening and then for those people that we brought in recently. I mean it’s, again, painting the story is we’re all hearing today about the possibilities with Mars and Kellanova brought together. There’s going to be lots of opportunities.

They work with your HR leader and your leader to determine is that open role really critical and if it is, we’re gonna fill them.

KRIS: That’s helpful. Thank you. And I would share that we provided briefing documents to the talent acquisition team globally to support them in outreach to any candidates that we’re currently in conversations with to help you with that. And Melissa, what if an employee just started, what does this mean for them? How should they think about this?

MELISSA: So if an employee just started, obviously they’re in a role now, they’ll be in that role. But the way I would look at it is we don’t have all the answers yet, but think about the size of this combined organization there will be opportunities and especially because we have brands that they’re not familiar with and they don’t know how to make our brands and sell our brands. So, I would say really think about the future possibilities when we come together.

KRIS: Thank you. How about hybrid working? We just have a hybrid arrangements around the world. What does Mars have in terms of hybrid or locate for your day type programs?

MELISSA: So around this work flexibility, what we do know is Mars supports that. They’ve supported it for quite some time. They do have a hybrid working policy like ours. It’s similar to locate for your day, but what I don’t know yet, and we’ll find out soon, is it certain days in the office? How does that work? But yes, they have a hybrid plan and they’re also encourage flexibility for people to balance work and life, life and work

KRIS: We’ll share more as we know more on that front and all fronts. OK, let’s get into some compensation and benefits types questions. And there’s a number of categories here. What will happen with our bonus next year in the he springtime, March, April time is usually when those bonuses are paid out?

MELISSA: So for right now, those bonuses will be paid out, assuming that we are still the Kellanova Company using the same performance metrics, everything else that we’ve been getting going working towards through 2024, so payable in 2025. Like what we’ve talked about unless this closing happens sooner which I think we all heard from their [CHRO] or their CEO that they’re expecting halfway through the year in 2025.

KRIS: So if the closing were to happen which as we said was unlikely in 2024, what would that mean for AIP payout? That would mean—

MELISSA: that we would still pay out our AIP based on our own performance to date, the timing may be may be a little bit different, it might be paid in two 2024 and the process may have to be truncated, but it’ll happen either way if we close in 2024 or 2025.

KRIS: Thank you. How about RSUs and PSUs for those employees who get that benefit? Can uou address that please?

MELISSA: Sure. And I think there’s some really good news here for our teams for outstanding RSUs granted prior to the closing, they will vest at 83.5 at the 83.5 share price and pulled ahead. So everything will vest. For PSUs, for those of you that have them, if the performance period ended prior to close again, those will be paid out at $83 as well and also the dividend. So all those will be paid upfront and paid in cash because you think about it, they don’t have any stock. So at closing all PSUs who the performance period is still in play. What we will use is . . . But how it will work is the first tranche will be based on the greater of target and actual performance and then more of a retention grant. I think this is why they’re doing it for the remaining difference between what we pay out and Max and that will that portion of the PSU will be paid out during the normal schedule. Of how we would normally pay them out. So 2 tranches different timing, but at max.

KRIS: And I’m sure HR is planning some information sessions with more details just as we did through spin these are some pretty complicated topics, so I know you and your team will come back to help our folks.

MELISSA: Absolutely and just to remind everybody a lot of this is in the Q and A that that Kris has been posting and giving to all of us. But yes, we will have sessions because it is complicated

KRIS: So how about let’s say we don’t get placed in a job in the future with Mars post closing, Will severance be available to us and what will that formula look like?

MELISSA: Yes, thanks for that. So anybody that doesn’t have a job will be eligible for, that we will get severance for those that are not placed. The formulas Kris are the ones, really they’re different across regions and countries and we’ll post those. So you know in the US it’s based on the time at work that you’ve been there that that’s a piece of detail that we’ll have to get out later but, normal, normal calculation of severances that we have today.

KRIS: Thank you. And what about company tenure if we join Mars, will they honor our company tenure?

MELISSA: Yes, thanks for that. Happy to say yes, they will honor our tenure to every, every piece of our, of our benefits. We’re not exactly sure, but for the most part we do know that they’ll honor our tenure

KRIS: Thank you. And how should we think about 401K, if we contribute to our 401K today?

MELISSA: Yes, So, 401K. Will have the 401K and what will happen at the by the time we close employees will have the options, the option to roll it over those that are going to Mars and for those that aren’t you’ll have the option to. Invest that money in other avenues so you will retain that 401K amount.

KRIS: All right, I’ll let you take a breath. Thank you for taking all those back to back. Continue with some more questions for Steve. And of course, I know we are committed to sharing more information about all of these areas health benefits, HR policies, pay and compensation as we have more information. The HR team will be doing sessions no doubt as well. Another related question is about the 25 year fund I’ll take that one and then. You’re welcome to, of course, chime in, Steve. Folks who have 25 years or more service and who fall on hard times, we have a very special and unusual fund started also by Mr. Kellogg many years ago that 25 year or more service employees and their spouses if they fall on hard times can apply for grants to help them with things like in home care. And it’s a very special program. So is that going to continue? And the short answer is that is one of the many things that we will work through during the integration process, but of course we’ll be focused on trying to continue that benefit if we’re at all able to do so. Steve, back to you, how about our dividends? Will those continue to be paid until closing?

STEVE: Yes. The simple answer is yes. Our dividends continue to get paid right up until closing on the normal schedule.

KRIS: And quite a number of people are curious to know what your plans are.

STEVE: Thank you for that my plan is singularly focused on delivering the business in the best possible way. Delivering for our people in the best possible way, our consumers, our customers right up until close At close, I will exit the business and then I’ll figure out what’s next. But right now I’m singularly focused On working together with all of you to deliver the best possible outcome.

KRIS: So we talked about the commitment to Battle Creek, the fact that the Mars snacking business is headquartered here in Chicago, but there are a number of questions as you can imagine from our other locations around the world about what this means for them, whether it be Singapore or Dublin etcetera. Can you address that please?

STEVE: Yeah, that that’ll be part of the work that we need to do from now through close. Interestingly, they have an office in Singapore. Interestingly, they have an office in Queretaro. I would look at those as pretty good things, right? Where there are other offices are not entirely certain but they’ve got offices all over the world, so that’s the work that we’ll do as we as we move forward.

KRIS: I think in general you talked about the feeling of uncertainty that all of us will naturally have through this and there’s a lot of questions about when will we learn more Do you want to just talk about that a little bit?

STEVE: Yeah, it it’s a hard one answer, but what I said at the beginning will be transparent along the entire journey. So when we know things, we’ll share things the unfortunate thing is we don’t know a lot. I mean, the Mars company has been studying us. For a while now. But it’s an outside in look and they’ve been trying to study the brands and learn about the brands, learn about our people and so forth as we put these teams together, we’ll start to learn more about, you know what a good winning plan is going forward and what that means then for all of us and as we know that, you know, we can share that not kidding aside, I know what it means for me. There’s not a CEO of a public company job in Mars Incorporated. So I’m going to I’m going to leave, but there’s going to be so many, many opportunities for so many people, and that’s what we’ll be focused on unlocking that and discovering that and as soon as we can share, we’ll share

KRIS: Absolutely. So I’m gonna take two more quick questions and then come to the group in the audience. So if you have a question, you can be ready to raise your hand for a microphone.

Number of questions about the Kellogg’s brand. We had a lot of those questions during SPIN. What does this mean for the Kellogg’s brand that’s on so many of our beloved products?

STEVE: It will remain exactly as it i. It’s an incredibly valuable asset, which is why as Kellanova, we retain the rights to it. Obviously we share it in the United States or in North America and the Caribbean, but that is a phenomenal brand. You’ve seen us expand it into noodles in Africa and you know Mars has fallen in love with the Kellogg’s brand. As well they should. So no surprise there. It will continue on cereal boxes. And other bits of our food all around the world forever.

KRIS: And the iconic K stock ticker symbol?

STEVE: That I don’t know. That I know somebody who’s already inquired about it.

KRIS: Office in Chicago. Feel free to raise your hand. OK. I will say that there is quite a bit of excitement from employees about the possibilities of the we start producing Pop Tarts with Mars filling the people want a Mars Pop tart and combination of our brands. For example, how soon can we start production on Pop-tarts with Mars filling? The people want a Mars pop tart. I think we already have some partnerships with Mars brands today, but I’m sure that the Mars Inc folks see possibilities there.

STEVE: I think they absolutely do you think about sweet and salty and savory and some of these brands think about M&Ms and partnering up with everything think about snack mixes is tremendous revenue synergies when you think about their portfolio and our portfolio coming together and as as we as we put together these integration teams, I think that’s a work stream that you know we ought to get started on right away. How do you unlock the opportunities that these great. Again, they’ve got iconic brands. We’ve got iconic brands and as they come together, you know what are you know, 1 + 1 = 3 types of opportunities

KRIS: That cost a lot of murmuring in the office here, so it it may have sparked ideas and many of you listening as well. Something we heard from several employees. I’m disappointed we didn’t get more time as Kellanova. And we clearly have exceptional growth, so why not bet on ourselves?

STEVE: It’s a great question and essentially the way to think about this deal is at this share price what Mars offered the board of directors of our company is that’s where you might be might be in two or three years if you deliver against your plan that you put in place. And I have a lot of confidence that we will. And if multiple expansion happens, the way we think it will, and if the margin multiple compression that’s happened in snacks recovers to where it once was. So that’s a lot of ifs and what happens with this transaction is all that risk some which we control, much of which we don’t control is taken off the table and our shareowners get paid for it today. But I can tell you in the first rounds. And I had said there were multiple rounds, that’s what I said. We’re betting on ourselves, so no thank you and it gets to a point where the board has to look at a price and say, be more than fair and takes all that risk, much of which we don’t control off the table.

KRIS: How about retention incentives will there be any for encourage employees to stay through close and beyond? There will be more to come nothing we’re announcing today and Melissa talked about for PSUs how that will work. You know, getting paid out at Max I don’t think it’s ever happened in the company and portion of that will be paid as normal. A portion will be on the same schedule which acts as a natural retention. But we’ve also negotiated a very sizable retention pool of cash that, you know, we’ll look to key employees, lots, lots of people with retention grants that’s already been negotiated as part of the transaction.

KRIS: So I think that this will be our last question. I’m certain people will have more. And by the way, we will have an email box if you look on the K Connect article or any of the communications it it has an email box where you can send your questions, you’ll recall we did the same thing during Spin. Send us your questions we’ll do our best to send you what we know and we’ll continue to update and communicate with you as we know more. But close with this question. Any tips for the with this change?

STEVE: Yeah, it’s a great question. It’s a great question to end on. And I’ll say this with tremendous empathy because it can come across as a tough message, but I say it from my heart with empathy, every single day that you show up from now to close is an audition in a way if this is a business that you want to stay with, put your best foot forward. Focus on what you can do to create value for this enterprise. And that shows through. That shows who you are, the character that you have and the love that you have for this business every day is game day, every day especially in an environment like this, is an audition for the future. And that can come across as just put your head down. I don’t mean it like that. I mean good things happen to good people, great things happen to great people. We have so many great people. So think about that. Think about how you can service your great people. colleagues, your consumers, your customers and the great food that we make. Just think about that and you’ll be proud of yourself. You’ll do a great job. You’ll have the satisfaction of a job well done, and you’ll put your best foot forward. And with that, I’ll just close with a gigantic and heartfelt thank you.

This has been the privilege of a lifetime. I’m very proud of all of you.

Thank you.

Forward-Looking Statements

This communication includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Inc., stockholder and regulatory approvals, the expected timetable for completing the Merger, the excepted continued benefits to employees in light of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the

Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR

ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor. Kellanova.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January  12, 2024, February 22, 2024, and May  1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor. Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.